Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
March 31, 2010
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
March 31, 2010
(unaudited)
TABLE OF CONTENTS

Disclosures	3-5
Consolidated Balance Sheets	6
Consolidated Statements of Operations	7
Consolidated Statements of Cash Flows	8
Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available For Distribution (“FAD”) and Other Financial Information	9
Summary Financial Data:
Operating Results	10
Capitalization	11
Same Property Analysis	13
Leasing Activity and Occupancy Statistics	14
Tenant and State Concentrations	15
Lease Expirations	16
Properties:
Description	17-22
Carrying Value, Percent Occupied and Base Rent Per Leased Sq. Ft.	23-25
Debt Summary	26-28
Joint Venture Properties Managed by Cedar	29-32

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
March 31, 2010
(unaudited)
Disclosures
Forward Looking Statements
     Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants (including an inability to pay rent, filing for bankruptcy protection, closing stores and/or vacating the premises); the continuing availability of acquisition, development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital (including the availability of construction financing) in the public and private markets; the availability of suitable joint venture partners and potential purchasers of the Company’s properties if offered for sale; the ability of the Company’s joint venture partner to fund its share of future property acquisitions; changes in interest rates; the fact that returns from acquisition, development and redevelopment activities may not be at expected levels or at expected times; risks inherent in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration or termination of current leases and incur applicable required replacement costs; and the financial flexibility of the Company and its joint venture partners to repay or refinance debt obligations when due and to fund tenant improvements and capital expenditures.
Basis of Presentation
     The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31, 2010.
     Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At March 31, 2010, the Company owned a 96.9% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis.

     During the first quarter of 2010, the Company determined that at the time it acquired certain properties during 2003 through 2008, it had underprovided for certain identifiable intangible lease liabilities relating to fixed-price renewal options that were at below-market rates. At the time such properties were acquired, the Company determined the fair value of such renewal options to be immaterial, based upon the Company’s assessment of a very low probability that any of such renewal options would be exercised. Accordingly, the Company assigned a zero value to such renewal options. The Company has reconsidered these determinations, and has concluded that option renewal periods should have been valued with respect to certain of the leases. Using the updated assumptions, the Company determined that the December 31, 2009 carrying amounts of unamortized intangible lease liabilities and real estate, net, were understated by $8,429,000 and $7,688,000, respectively (the latter amount net of a $741,000 cumulative depreciation adjustment through December 31, 2009). In addition, total equity and limited partners’ interest in the Operating Partnership were overstated by $723,000 and $18,000, respectively, as of December 31, 2009, reflecting the aforementioned cumulative depreciation adjustment. Such amounts have been retroactively reflected in the accompanying consolidated financial statements for all periods presented.
     On February 25, 2010, the Company sold its 7,000 sq. ft. Family Dollar convenience center, located in Zanesville, Ohio. For all periods presented, the caring values of the property’s assets and liabilities, principally the net book value of its real estate, have been classified as “held for sale” on the balance sheets, and the property’s results of operations have been classified as “discontinued operations”.
Use of Non-GAAP Financial Measures — Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”), Funds Available for Distribution (“FAD”), and Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”)
     FFO, AFFO and FAD are widely-recognized non-GAAP financial measures for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, are useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO, AFFO and FAD are useful to investors as they capture features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, AFFO and FAD, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO, AFFO and FAD because the Company considers them important supplemental measures of its operating performance and believes that they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO or an adjusted FFO-based measure (1) as a criterion to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Company’s secured revolving credit facilities.
     The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to the Company’s common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). The Company calculates (a) AFFO by further adjusting FFO to exclude the pro rata share of straight-line rents, amortization of intangible lease liabilities, non-real estate amortization, and stock-based compensation included in operations, and (b) FAD by further adjusting AFFO to exclude routine capital expenditures and scheduled debt amortization payments.
     FFO, AFFO and FAD do not represent cash generated from operating activities and should not be considered as alternatives to net income attributable to the Company’s common shareholders or to cash flow from operating activities. FFO, AFFO and FAD are not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO, AFFO and FAD are measures used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computations of FFO, AFFO and FAD may vary from one company to another.

     EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REIT’s. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by adjusting income from continuing operations (determined in accordance with GAAP), excluding interest expense and amortization of deferred financing costs, depreciation and amortization, terminated projects and acquisition transaction costs, impairment charges, gains on incidental sales of real estate, and mark-to-market adjustments relating to stock-based compensation. The ratios of EBITDA to fixed charges and pro rata debt to EBITDA are additional related measures of financial performance. Because EBITDA excludes some, but not all, items that affect net income attributable to the Company’s common shareholders, the computations of EBITDA may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2010	2009	2009	2009	2009
Assets:
Real estate:
Land	$354,842,000	$358,087,000	$342,652,000	$342,822,000	$342,773,000
Buildings and improvements	1,333,858,000	1,325,015,000	1,336,374,000	1,315,470,000	1,294,682,000

	1,688,700,000	1,683,102,000	1,679,026,000	1,658,292,000	1,637,455,000
Less accumulated depreciation	(175,533,000)	(165,075,000)	(155,242,000)	(144,927,000)	(134,694,000)

Real estate, net	1,513,167,000	1,518,027,000	1,523,784,000	1,513,365,000	1,502,761,000

Real estate to be transferred to a joint venture	60,203,000	139,743,000	199,715,000	197,535,000	195,748,000
Real estate held for sale — discontinued operations	1,850,000	11,967,000	25,929,000	30,910,000	32,240,000
Investment in unconsolidated joint ventures	23,655,000	14,113,000	5,412,000	5,352,000	5,385,000

Cash and cash equivalents	15,783,000	17,164,000	9,526,000	15,711,000	14,327,000
Restricted cash	13,061,000	14,075,000	14,104,000	15,643,000	13,877,000
Receivables:
Rents and other tenant receivables, net	10,663,000	7,423,000	8,156,000	7,176,000	8,125,000
Straight-line rents	15,389,000	14,602,000	14,112,000	13,312,000	12,869,000
Joint venture settlements	7,330,000	2,322,000	—	—	—
Other assets	7,710,000	9,315,000	11,801,000	6,433,000	10,238,000
Deferred charges, net:
Lease origination costs	17,848,000	17,787,000	19,114,000	18,887,000	19,610,000
Financing costs	15,909,000	16,873,000	9,846,000	9,860,000	8,599,000
Other	1,392,000	1,707,000	1,391,000	1,292,000	1,885,000

Total assets	$1,703,960,000	$1,785,118,000	$1,842,890,000	$1,835,476,000	$1,825,664,000

Liabilities and equity:
Mortgage loans payable	$688,880,000	$692,979,000	$685,847,000	$680,564,000	$663,224,000
Mortgage loans payable — real estate to be transferred to a joint venture	33,590,000	94,018,000	94,129,000	94,223,000	77,263,000
Mortgage loans payable — real estate held for sale — discontinued operations	—	7,765,000	15,500,000	17,824,000	17,892,000
Secured revolving credit facilities	207,091,000	257,685,000	323,479,000	320,925,000	336,925,000
Accounts payable and accrued expenses	18,531,000	21,609,000	23,201,000	21,232,000	23,358,000
Dividends payable	—	4,696,000	—	—	—
Standby equity advance not settled	—	5,000,000	—	—	—
Tenant prepayments and security deposits	7,679,000	9,645,000	10,291,000	8,888,000	10,718,000
Accrued interest rate swap liabilities	1,587,000	5,952,000	7,526,000	6,468,000	9,623,000
Unamortized intangible lease liabilities	54,819,000	55,072,000	57,918,000	61,636,000	64,642,000
Liabilities — real estate held for sale and real estate to be transferred to a joint venture	3,916,000	4,295,000	4,540,000	4,772,000	5,020,000

Total liabilities	1,016,093,000	1,158,716,000	1,222,431,000	1,216,532,000	1,208,665,000

Limited partners’ interest in Operating Partnership	11,610,000	12,638,000	14,441,000	14,352,000	14,264,000

Equity:
Cedar Shopping Centers, Inc. shareholders’ equity	601,245,000	538,456,000	528,184,000	527,005,000	523,789,000
Noncontrolling interests	75,012,000	75,308,000	77,834,000	77,587,000	78,946,000

Total equity	676,257,000	613,764,000	606,018,000	604,592,000	602,735,000

Total liabilities and equity	$1,703,960,000	$1,785,118,000	$1,842,890,000	$1,835,476,000	$1,825,664,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Operations

	Three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2010	2009	2009	2009	2009

Revenues:
Rents:
Base rents	$31,283,000	$32,881,000	$31,933,000	$31,730,000	$31,103,000
Percentage rents	275,000	495,000	438,000	319,000	216,000
Straight-line rents	792,000	829,000	876,000	537,000	625,000
Amortization of intangible lease liabilities	2,334,000	2,848,000	3,923,000	3,227,000	3,388,000

	34,684,000	37,053,000	37,170,000	35,813,000	35,332,000
Expense recoveries	10,118,000	8,734,000	7,773,000	8,052,000	10,269,000
Other	128,000	985,000	147,000	41,000	262,000

	44,930,000	46,772,000	45,090,000	43,906,000	45,863,000

Expenses:
Operating, maintenance and management	10,775,000	9,227,000	8,362,000	7,688,000	9,190,000
Real estate and other property- related taxes	5,430,000	5,355,000	5,198,000	5,259,000	5,155,000

	16,205,000	14,582,000	13,560,000	12,947,000	14,345,000

Net operating income	28,725,000	32,190,000	31,530,000	30,959,000	31,518,000

Other income (expense):
General and administrative	(2,211,000)	(3,353,000)	(2,521,000)	(2,853,000)	(1,439,000)
Terminated projects and acquisition transaction costs, net	(1,320,000)	(419,000)	—	(2,423,000)	(1,525,000)
Impairment charges	(1,555,000)	(23,636,000)	—	—	—
Depreciation and amortization	(11,380,000)	(17,222,000)	(12,555,000)	(12,447,000)	(12,179,000)
Interest expense	(13,232,000)	(13,911,000)	(12,911,000)	(12,316,000)	(11,843,000)
Amortization of deferred financing costs	(1,500,000)	(1,447,000)	(1,371,000)	(1,247,000)	(1,016,000)
Capitalization of interest expense and financing costs	890,000	1,290,000	1,775,000	1,698,000	1,518,000
Interest income	14,000	35,000	10,000	4,000	14,000
Equity in income of unconsolidated joint ventures	356,000	296,000	260,000	283,000	259,000
Gain on sales of land parcels	—	285,000	—	(3,000)	239,000

(Loss) income before discontinued operations	(1,213,000)	(25,892,000)	4,217,000	1,655,000	5,546,000

(Loss) income from discontinued operations	(122,000)	(2,797,000)	(456,000)	(21,000)	180,000
Gain on sale of discontinued operations	175,000	280,000	—	277,000	—

Total discontinued operations	53,000	(2,517,000)	(456,000)	256,000	180,000

Net (loss) income	(1,160,000)	(28,409,000)	3,761,000	1,911,000	5,726,000

Less, net (income) loss attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	(475,000)	(484,000)	(332,000)	(309,000)	354,000
Limited partners’ interest in consolidated OP	114,000	1,138,000	(64,000)	15,000	(178,000)

Total net loss (income) attributable to noncontrolling interests	(361,000)	654,000	(396,000)	(294,000)	176,000

Net (loss) income attributable to Cedar Shopping Centers, Inc.	(1,521,000)	(27,755,000)	3,365,000	1,617,000	5,902,000

Preferred distribution requirements	(1,969,000)	(1,969,000)	(1,969,000)	(1,984,000)	(1,954,000)

Net (loss) income attributable to common shareholders	$(3,490,000)	$(29,724,000)	$1,396,000	$(367,000)	$3,948,000

Per common share (basic and diluted):
Continuing operations	$(0.06)	$(0.54)	$0.04	$(0.01)	$0.09
Discontinued operations	—	(0.05)	(0.01)	—	—

	$(0.06)	$(0.60)	$0.03	$(0.01)	$0.09

Weighted average number of common shares outstanding	58,728,000	49,930,000	45,066,000	45,062,000	44,880,000

Net operating income/Revenues	64%	69%	70%	71%	69%
Expense recovery percentage (a)	72%	71%	73%	75%	78%

(a)	The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude (i) non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $678,000, $1,162,000, $1,160,000, $954,000 and $584,000, respectively, and (ii) unallocated property and construction management compensation and benefits (including stock-based compensation).

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Cash Flows

	Three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31
	2010	2009	2009	2009	2009
Cash flow from operating activities:
Net (loss) income	$(1,160,000)	$(28,409,000)	$3,761,000	$1,911,000	$5,726,000
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Non-cash provisions:
Equity in income of unconsolidated joint ventures	(356,000)	(296,000)	(260,000)	(283,000)	(259,000)
Distributions from unconsolidated joint ventures	120,000	205,000	200,000	316,000	200,000
Impairments	1,555,000	23,636,000	—	—	—
Terminated projects and acquisition transaction costs	1,271,000	419,000	—	2,423,000	252,000
Impairment charges — discontinued operations	248,000	2,837,000	552,000	170,000	—
Gain on sales of real estate	(175,000)	(565,000)	—	(274,000)	(239,000)
Straight-line rents receivable	(787,000)	(826,000)	(872,000)	(536,000)	(640,000)
Provision for doubtful accounts	678,000	1,162,000	1,160,000	954,000	584,000
Depreciation and amortization	11,380,000	17,437,000	12,797,000	12,704,000	12,453,000
Amortization of intangible lease liabilities	(2,335,000)	(2,902,000)	(3,950,000)	(3,254,000)	(3,416,000)
Amortization/market price adjustments relating to stock-based compensation	1,215,000	720,000	1,367,000	1,282,000	(936,000)
Amortization of deferred financing costs	1,207,000	1,238,000	946,000	827,000	637,000
Increases/decreases in operating assets and liabilities:
Rents and other receivables, net	(3,918,000)	(1,379,000)	(2,140,000)	(5,000)	(2,891,000)
Prepaid expenses and other	(1,029,000)	(450,000)	(6,227,000)	2,451,000	(942,000)
Accounts payable and accrued expenses	(2,754,000)	4,664,000	1,848,000	(2,500,000)	(1,446,000)

Net cash provided by operating activities	5,160,000	17,491,000	9,182,000	16,186,000	9,083,000

Cash flow from investing activities:
Expenditures for real estate and improvements	(8,029,000)	(21,994,000)	(22,713,000)	(27,619,000)	(35,974,000)
Net proceeds from transfers to unconsolidated joint venture, less working capital at dates of transfer	9,906,000	32,089,000	—	—	—
Net proceeds from sales of real estate	2,056,000	3,270,000	2,002,000	1,175,000	305,000
Investment in unconsolidated joint ventures	(4,302,000)	—	—	—	(350,000)
Construction escrows and other	1,040,000	684,000	83,000	(587,000)	(397,000)

Net cash provided by (used in) investing activities	671,000	14,049,000	(20,628,000)	(27,031,000)	(36,416,000)

Cash flow from financing activities:
Net (repayments)/advances (to)/from revolving credit facilities	(50,594,000)	(65,794,000)	2,554,000	(16,000,000)	32,435,000
Proceeds from mortgage financings	6,699,000	9,362,000	7,357,000	36,231,000	8,000,000
Mortgage repayments	(10,913,000)	(2,449,000)	(2,234,000)	(1,999,000)	(11,520,000)
Termination payments related to interest rate swaps	(5,476,000)	—	—	—	—
Payments of debt financing costs	(243,000)	(7,150,000)	(394,000)	(2,328,000)	(101,000)
Noncontrolling interests:
Contributions from consolidated joint venture minority interests, net	—	—	—	355,000	11,857,000
Distributions to consolidated joint venture minority interests	—	(1,793,000)	(52,000)	(2,061,000)	—
Distributions to limited partners	(180,000)	—	—	—	(227,000)
Redemption of OP units	(67,000)	—	—	—	—
Net proceeds from sales of common stock	60,227,000	40,890,000	—	—	—
Proceeds from standby equity advance not settled	—	5,000,000	—	—	—
Preferred stock distributions	(1,969,000)	(1,969,000)	(1,969,000)	(1,969,000)	(1,969,000)
Distributions to common shareholders	(4,696,000)	—	—	—	(5,046,000)

Net cash (used in) provided by financing activities	(7,212,000)	(23,903,000)	5,262,000	12,229,000	33,429,000

Net (decrease) increase in cash and cash equivalents	(1,381,000)	7,637,000	(6,184,000)	1,384,000	6,096,000
Cash and cash equivalents at beginning of period	17,164,000	9,527,000	15,711,000	14,327,000	8,231,000

Cash and cash equivalents at end of period	$15,783,000	$17,164,000	$9,527,000	$15,711,000	$14,327,000

CEDAR SHOPPING CENTERS, INC.
Funds From Operations (“FFO”), Adjusted Funds From Operations (“AFFO”) and Funds Available For Distribution (“FAD”)
And Other Financial Information

	At of for the three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2010	2009	2009	2009	2009
Net (loss) income attributable to the Company’s common shareholders	$(3,490,000)	$(29,724,000)	$1,396,000	$(367,000)	$3,948,000
Add (deduct):
Real estate depreciation and amortization	11,328,000	17,577,000	12,724,000	12,646,000	12,444,000
Noncontrolling interests:
Limited partners’ interest	(114,000)	(1,138,000)	64,000	(15,000)	178,000
Minority interests in consolidated joint ventures	475,000	484,000	332,000	309,000	(354,000)
Minority interests’ share of FFO applicable to consolidated joint ventures	(1,691,000)	(1,656,000)	(1,661,000)	(1,638,000)	(832,000)
Gain on sales of discontinued operations (a)	(175,000)	(280,000)	—	(277,000)	—
Equity in income of unconsolidated joint ventures	(356,000)	(296,000)	(260,000)	(283,000)	(259,000)
FFO from unconsolidated joint ventures	586,000	406,000	377,000	377,000	359,000

Funds From (Used In) Operations (“FFO”)	6,563,000	(14,627,000)	12,972,000	10,752,000	15,484,000

Add (deduct) the pro rata share of:
Straight-line rents	(736,000)	(712,000)	(697,000)	(363,000)	(452,000)
Amortization of intangible lease liabilities	(2,196,000)	(2,649,000)	(3,797,000)	(3,098,000)	(3,285,000)
Non-real estate amortization	1,230,000	1,226,000	970,000	846,000	613,000
Stock-based compensation charged (credited) to operations	1,230,000	721,000	1,368,000	1,281,000	(936,000)
Impairment charges — discontinued operations (a)	248,000	2,837,000	552,000	170,000	—
Impairment charge — RioCan, net (b)	1,555,000	23,636,000	—	—	—
Acquisition transaction costs — unconsolidated joint venture	147,000	—	—	—	—
Terminated projects and acquisition transaction costs (c)	1,320,000	419,000	—	2,423,000	761,000

Adjusted Funds From Operations (“AFFO”)	9,361,000	10,851,000	11,368,000	12,011,000	12,185,000

Capital expenditures, tenant improvements, and leasing commissions — second generation (d)	(631,000)	(1,526,000)	(2,320,000)	(1,576,000)	(1,057,000)
Scheduled debt amortization payments — carrying value amounts	(1,926,000)	(2,091,000)	(1,934,000)	(1,820,000)	(1,875,000)

Funds Available for Distribution (“FAD”)	$6,804,000	$7,234,000	$7,114,000	$8,615,000	$9,253,000

FFO per common share, assuming OP Unit conversion (basic and diluted):	$0.11	$(0.28)	$0.28	$0.23	$0.33

AFFO per common share, assuming OP Unit conversion (basic and diluted):	$0.15	$0.21	$0.24	$0.26	$0.26

FAD per common share, assuming OP Unit conversion (basic and diluted):	$0.11	$0.14	$0.15	$0.18	$0.20

Weighted average number of common shares outstanding (basic):
Common shares	58,728,000	49,930,000	45,066,000	45,062,000	44,880,000
OP Units	1,986,000	2,006,000	2,014,000	2,018,000	2,017,000

	60,714,000	51,936,000	47,080,000	47,080,000	46,897,000

Weighted average number of common shares outstanding (diluted):
Common shares	58,752,000	49,930,000	45,066,000	45,062,000	44,880,000
OP Units	1,986,000	2,006,000	2,014,000	2,018,000	2,017,000

	60,738,000	51,936,000	47,080,000	47,080,000	46,897,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions — first generation (e)	$3,225,000	$3,079,000	$15,647,000	$16,685,000	$16,040,000

Capitalized interest and financing costs	$890,000	$1,290,000	$1,775,000	$1,698,000	$1,521,000

Scheduled debt amortization payments — stated contract amounts	$2,219,000	$2,197,000	$1,706,000	$1,670,000	$1,726,000

NOI attributable to RioCan properties contributed / to be contributed	$3,740,793	$3,552,179	$3,144,859	$3,071,314	$3,127,943

Projects under development, land held for future expansion and development, and other real estate out of service (at cost)(f)	$106,935,000	$165,864,000	$183,434,000	$220,290,000	$199,010,000

(a)	Gain on sales/impairment charges related to properties (located principally in Ohio) sold or treated as “held for sale”.

(b)	Impairment charge, net, related to the seven properties transferred or to be transferred to the unconsolidated joint venture — managed properties.

(c)	The June 2009 amount includes the write-off of costs incurred for a potential development opportunity that the Company determined would not go forward. The March 2009 amount includes the expensing of acquisition transaction costs, net of the minority interest partner’s share.

(d)	Second generation refers to expenditures related to stabilized properties.

(e)	First generation refers to expenditures related to development/redevelopment activities.

(f)	Real estate out of service includes the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Operating Results

	Three months ended
	Mar 31, 2010	Dec 31, 2009	Sep 30, 2009	Jun 30, 2009	Mar 31, 2009
Revenues:
Revenues of managed properties excluding non-cash revenues (a)	$44,695,000	$43,415,000	$40,269,000	$40,114,000	$41,808,000
Less consolidated joint ventures	(4,496,000)	(4,409,000)	(4,220,000)	(4,220,000)	(3,874,000)
Less unconsolidated RioCan joint venture	(2,373,000)	(212,000)

Cedar share of revenues excluding non-cash items	37,826,000	38,794,000	36,049,000	35,894,000	37,934,000
Pro-rata share straight-line rents	736,000	712,000	697,000	363,000	452,000
Pro-rata share amortization of intangible lease liabilities	2,196,000	2,649,000	3,797,000	3,098,000	3,285,000

Cedar share of total revenues	40,758,000	42,155,000	40,543,000	39,355,000	41,671,000
Revenues attributable to consolidated joint ventures (b)	4,789,000	4,673,000	4,547,000	4,551,000	4,192,000
Less revenues attributable to unconsolidated RioCan joint venture (c)	(617,000)	(56,000)	—	—	—

Total — As reported	$44,930,000	$46,772,000	$45,090,000	$43,906,000	$45,863,000

Net Operating Income (“NOI”)
NOI of managed properties excluding non-cash revenues	$27,851,000	$28,779,000	$26,856,000	$27,326,000	$26,925,000
Less consolidated joint ventures	(3,068,000)	(3,112,000)	(3,048,000)	(3,006,000)	(2,769,000)
Less unconsolidated RioCan joint venture	(1,685,000)	(152,000)	—	—	—

Cedar share of NOI excluding non-cash items	23,098,000	25,515,000	23,808,000	24,320,000	24,156,000
Pro-rata share straight-line rents	736,000	712,000	697,000	363,000	452,000
Pro-rata share amortization of intangible lease liabilities	2,196,000	2,649,000	3,797,000	3,098,000	3,285,000
Stock-based compensation mark-to-market adjustments	(221,000)	(20,000)	(147,000)	(159,000)	538,000

Cedar share of total NOI	25,809,000	28,856,000	28,155,000	27,622,000	28,431,000
NOI attributable to consolidated joint ventures (b)	3,361,000	3,376,000	3,375,000	3,337,000	3,087,000
Less NOI attributable to unconsolidated RioCan joint ventures (c)	(445,000)	(42,000)	—	—	—

Total — As reported	$28,725,000	$32,190,000	$31,530,000	$30,959,000	$31,518,000

Net (loss) income — common shareholders
Net income excluding impairments and certain non-cash charges	$165,000	$2,036,000	$2,419,000	$2,651,000	$3,112,000

Impairments and transaction costs	(3,270,000)	(26,892,000)	(552,000)	(2,593,000)	(761,000)
Depreciation from demolition for retenanting	—	(6,074,000)	—	—	—
Stock-based compensation mark-to-market adjustments	(509,000)	(70,000)	(517,000)	(560,000)	1,635,000
Limited partners’ interest in above items	124,000	1,276,000	46,000	135,000	(38,000)

	(3,655,000)	(31,760,000)	(1,023,000)	(3,018,000)	836,000

Total — As reported	$(3,490,000)	$(29,724,000)	$1,396,000	$(367,000)	$3,948,000

Per common share/OP unit (basic and diluted):
Net income excluding impairment and certain non-cash charges	$0.00	$0.04	$0.05	$0.06	$0.07
Impairments and certain non-cash charges	(0.06)	(0.63)	(0.02)	(0.07)	0.02

Total — As reported per share	$(0.06)	$(0.59)	$0.03	$(0.01)	$0.09

FFO
FFO before non-cash revenues:
Consolidated properties	$5,840,000	$6,679,000	$7,529,000	$8,224,000	$8,517,000
RioCan properties prior to transfer	1,570,000	2,295,000	2,018,000	2,220,000	2,356,000

	7,410,000	8,974,000	9,547,000	10,444,000	10,873,000
Straight-line rents	736,000	712,000	697,000	363,000	452,000
Amortization of intangible lease liabilities	2,196,000	2,649,000	3,797,000	3,098,000	3,285,000

FFO excluding impairments and stock-based compensation mark-to-market adjustments	10,342,000	12,335,000	14,041,000	13,905,000	14,610,000

Stock-based compensation mark-to-market adjustments	(509,000)	(70,000)	(517,000)	(560,000)	1,635,000
Impairments and transaction costs	(3,270,000)	(26,892,000)	(552,000)	(2,593,000)	(761,000)

	(3,779,000)	(26,962,000)	(1,069,000)	(3,153,000)	874,000

Total — As reported	$6,563,000	$(14,627,000)	$12,972,000	$10,752,000	$15,484,000

Per common share/OP unit (basic and diluted):
FFO excluding impairments and stock-based compensation mark-to-market adjustments	$0.17	$0.24	$0.30	$0.30	$0.31
Impairments and stock-based compensation mark-to-market adjustments	(0.06)	(0.52)	(0.02)	(0.07)	0.02

Total — As reported	$0.11	$(0.28)	$0.28	$0.23	$0.33

Dividends to common shareholders	$—	$4,696,000	$—	$—	$5,046,000
Per common share	$—	$0.0900	$—	$—	$0.1125

Weighted average number of common shares outstanding (basic):
Common shares	58,728,000	49,930,000	45,066,000	45,062,000	44,880,000
OP Units	1,986,000	2,006,000	2,014,000	2,018,000	2,017,000

	60,714,000	51,936,000	47,080,000	47,080,000	46,897,000

Weighted average number of common shares outstanding (diluted):
Common shares	58,752,000	49,930,000	45,066,000	45,062,000	44,880,000
OP Units	1,986,000	2,006,000	2,014,000	2,018,000	2,017,000

	60,738,000	51,936,000	47,080,000	47,080,000	46,897,000

End of period number of common shares outstanding:
Common shares	62,910,809	52,139,000	45,084,000	45,062,000	45,062,000
OP Units	1,980,118	2,006,000	2,010,000	2,018,000	2,018,000

	64,890,927	54,145,000	47,094,000	47,080,000	47,080,000

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Capitalization

	At or for the three months ended
	Pro Forma (e) (f) (g)
	Mar 31,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2010	2010	2009	2009	2009	2009
Market Capitalization (end of period)
Equity
Preferred Stock
Shares	3,550,000	3,550,000	3,550,000	3,550,000	3,550,000	3,550,000
Closing market price	$24.39	$24.39	$23.96	$20.40	$15.99	$8.58

	$86,585,000	$86,585,000	$85,058,000	$72,420,000	$56,765,000	$30,459,000

Common Stock
Common shares	62,910,809	62,910,809	52,139,010	45,084,354	45,062,172	45,062,472
OP Units	1,980,118	1,980,118	2,005,888	2,009,806	2,017,451	2,017,451

	64,890,927	64,890,927	54,144,898	47,094,160	47,079,623	47,079,923
Plus: Common shares issued in April through exercise of RioCan warrants (e)	1,428,571	—	—	—	—	—

	66,319,498	64,890,927	54,144,898	47,094,160	47,079,623	47,079,923
Closing market price	$7.91	$7.91	$6.80	$6.45	$4.52	$1.74

	$524,587,000	$513,287,000	$368,185,000	$303,757,000	$212,800,000	$81,919,000

Sub-total equity	$611,172,000	$599,872,000	$453,243,000	$376,177,000	$269,565,000	$112,378,000

Debt:
Fixed-rate mortgages	605,610,000	605,610,000	610,798,000	627,328,000	627,234,000	622,935,000
Variable-rate mortgages	83,270,000	83,270,000	82,181,000	71,154,000	71,154,000	58,181,000

	688,880,000	688,880,000	692,979,000	698,482,000	698,388,000	681,116,000
Secured revolving credit facilities	207,091,000	207,091,000	257,685,000	320,925,000	320,925,000	336,925,000

Total outstanding debt — consolidated	895,971,000	895,971,000	950,664,000	1,019,407,000	1,019,313,000	1,018,041,000
Plus debt attributable to unconsolidated joint ventures — managed properties	18,780,000	45,652,000	94,018,000	94,129,000	94,223,000	77,263,000
Less debt attributable to consolidated minority interests	(116,315,000)	(116,315,000)	(116,581,000)	(116,077,000)	(116,357,000)	(116,587,000)
Proceeds from three unconsolidated managed joint venture properties to be transferred in the second quarter of 2010 (d)	(16,200,000)	—	—	—	—	—
Proceeds from exercise of RioCan warrant (e)	(10,000,000)	—	—	—	—	—

Pro rata share of outstanding debt	772,236,000	825,308,000	928,101,000	997,459,000	997,179,000	978,717,000

Total	$1,383,408,000	$1,425,180,000	$1,381,344,000	$1,373,636,000	$1,266,744,000	$1,091,095,000

Ratio of pro rata share of outstanding debt to total market capitalization	55.8%	57.9%	67.2%	72.6%	78.7%	89.7%

Financial statement capitalization (end of period):
Limited partners’ interest in Operating Partnership	$18,918,000	$18,918,000	$20,717,000	$23,739,000	$23,683,000	$23,538,000
Cedar Shopping Centers, Inc. shareholders’ equity	611,245,000	601,245,000	538,456,000	528,184,000	527,005,000	523,789,000

	630,163,000	620,163,000	559,173,000	551,923,000	550,688,000	547,327,000
Pro rata share of total debt, per above	772,236,000	825,308,000	852,357,000	997,459,000	997,179,000	978,717,000

Total financial statement capitalization	$1,402,399,000	$1,445,471,000	$1,411,530,000	$1,549,382,000	$1,547,867,000	$1,526,044,000

Ratio of pro rata share of outstanding debt to total financial statement capitalization	55.1%	57.1%	60.4%	64.4%	64.4%	64.1%

Weighted average interest rates:
Fixed-rate mortgages	5.8%	5.8%	5.8%	5.8%	5.8%	5.8%
Variable-rate mortgages	3.3%	3.3%	3.4%	3.4%	3.6%	3.9%
Total mortgages	5.5%	5.5%	5.6%	5.6%	5.6%	5.6%
Secured variable-rate revolving credit facilities	4.2%	4.2%	4.6%	1.8%	1.8%	2.0%
Total debt	5.2%	5.2%	5.3%	4.5%	4.5%	4.5%

Earnings before interest, taxes, depreciation and amortization (“EBITDA”)
(Loss) income from continuing operations	$(419,000)	$(1,213,000)	$(25,892,000)	$4,217,000	$1,655,000	$5,546,000
Add back:
Interest expense and amortization of financing costs, net	13,048,000	13,842,000	14,068,000	12,507,000	11,865,000	11,341,000
Depreciation and amortization	11,380,000	11,380,000	17,222,000	12,555,000	12,447,000	12,179,000
Stock-based compensation mark-to-market adjustments	509,000	509,000	70,000	517,000	560,000	(1,635,000)
Terminated projects and transaction costs, net	1,320,000	1,320,000	419,000	—	2,423,000	1,525,000
Impairment charges	1,555,000	1,555,000	23,636,000	—	—	—
Gain on sales of land parcels	—	—	(285,000)	—	3,000	(239,000)

EDITDA	$27,393,000	$27,393,000	$29,251,831	$29,796,000	$28,953,000	$28,717,000

Fixed charges:
Interest expense (e)	$12,438,000	$13,232,000	$13,911,000	$12,911,000	$12,316,000	$11,843,000
Preferred dividend requirements	1,969,000	1,969,000	1,969,000	1,969,000	1,984,000	1,954,000

Fixed charges	$14,407,000	$15,201,000	$15,880,000	$14,880,000	$14,300,000	$13,797,000

Ratio of EBITDA to fixed charges	1.9 x	1.8 x	1.8 x	2.0 x	2.0 x	2.1 x
Debt to EBITDA
Total debt	$895,971,000	$895,971,000	$950,664,000	$1,019,407,000	$1,019,313,000	$1,018,041,000
Proceeds from three unconsolidated managed joint venture properties to be transferred in the second quarter of 2010 (d)	(16,200,000)	—	—	—	—	—
Proceeds from exercise of RioCan warrant (e)	(10,000,000)	—	—	—	—	—

	$869,771,000	$895,971,000	$950,664,000	$1,019,407,000	$1,019,313,000	$1,018,041,000

EBITDA annualized	$109,572,000	$109,572,000	$117,007,324	$119,184,000	$115,812,000	$114,868,000
Less: NOI from unconsolidated managed joint venture properties — annualized (d)	(6,058,000)	(6,058,000)	(13,378,000)	(12,579,000)	(12,285,000)	(12,512,000)

EBITDA annualized	$103,514,000	$103,514,000	$103,629,324	$106,605,000	$103,527,000	$102,356,000

Ratio of debt to EBITDA	8.4 x	8.7 x	9.2 x	9.6 x	9.8 x	9.9 x

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data — Notes

Notes:

(a)	Includes (1) amounts applicable to 100%-owned properties (including amounts applicable to properties transferred to joint venture prior to such transfer), (2) the Company’s pro rata share of amounts applicable to consolidated joint venture properties, and (3) the Company’s pro rata share of amounts applicable to properties transferred to joint venture subsquent to such transfer.

(b)	Includes parnters’ pro rata share of amounts applicable to consolidated joint venture properties.

(c)	Removes the Company’s pro rata share of amounts applicable to consoldiated joint venture properties included in (a) above.

(d)	Represents the net proceeds to be received from the transfer of the three remaining properties to the RioCan joint venture. In 2010, the Company transferred two properties generating a net of approximately $12.8 million (not including amounts due upon certain lease renewals) and will transfer an additional three properties during the second quarter of 2010 gernerating $16.2 million, net of $1.8 million of expenses. Such closings are subject only to normal and customary lender consents.

(e)	Amount by which interest expense would have been reduced as if the transactions had been in effect for the entire first quarter of 2010:

	Amount	Rate	Months of Q1	Interest Decrease

Proceeds from transfer of properties to unconsolidated managed joint venture:
Properties transferred in 2010	$12,800,000	5.50%	1.50	$88,000
Properties to be transferred later in 2010	16,200,000	5.50%	3.00	223,000
Common stock issued:
February and March 2010	60,227,000	5.50%	1.25	345,000
Warrant exercise	10,000,000	5.50%	3.00	138,000

				$794,000

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis (a)

	Three months ended Mar 31,
	2010	2009

The number of properties that were owned
throughout each of the comparative periods	102	102

Revenues:
Rents:
Base rents	$24,951,000	$25,488,000
Percentage rents	243,000	265,000
Straight-line rents	317,000	508,000
Amortization of intangible lease liabilities	1,950,000	2,862,000

	27,461,000	29,123,000
Expense recoveries (b)	8,026,000	8,322,000
Other	76,000	482,000

Total revenues	35,563,000	37,927,000

Operating expenses (b):
Operating, maintenance and management	7,520,000	7,250,000
Real estate and other property-related taxes	4,152,000	4,054,000

Total expenses	11,672,000	11,304,000

Net operating income (“NOI”)	$23,891,000	$26,623,000

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	21,624,000	23,253,000
Straight-line rents and amortization of intangible lease liabilities	2,267,000	3,370,000

NOI	$23,891,000	$26,623,000

Increase/(decrease) period over period
Revenues:
Rents:
Base rents	$(537,000)	-2.1%
Percentage rents	(22,000)	-8.3%
Straight-line rents	(191,000)	-37.6%
Amortization of intangible lease liabilities	(912,000)	-31.9%

	(1,662,000)	-5.7%
Expense recoveries	(296,000)	-3.6%
Other	(406,000)	-84.2%

Total revenues	(2,364,000)	-6.2%

Expenses:
Operating, maintenance and management	270,000	3.7%
Real estate and other property-related taxes	98,000	2.4%

Total expenses	368,000	3.3%

Net operating income	$(2,732,000)	-10.3%

Comprised of:
NOI before straight-line rents and amortization of intangible lease liabilities	(1,629,000)	-7.0%
Straight-line rents and amortization of intangible lease liabilities	(1,103,000)	-32.7%

NOI	$(2,732,000)	-10.3%

Percent occupied at end of period	89.9%	93.0%

Expense recovery percentage (a)	74.3%	79.4%

(a)	Excludes results of unconsolidated joint venture properties subsquent to transfer to joint venture.

(b)	The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $525,000 and $545,000, respectively, for the three month periods.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics (a)(b)(f)

	At or for the three months ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2010	2009	2009	2009	2009

Renewals (c)

Number of leases	54	41	41	42	38
Aggregate square feet	509,000	339,000	202,000	329,000	200,000
Average square feet	9,426	8,268	4,927	7,833	5,263
Average expiring base rent psf	$8.71	$8.30	$8.14	$7.33	$10.67
Average new base rent psf	$9.20	$8.13	$8.71	$8.08	$11.04
% (decrease) increase in base rent	5.6%	-2.1%	7.0%	10.2%	3.4%

New leases

Number of leases	18	15	26	14	19
Aggregate square feet	69,000	188,000	409,000	76,000	95,000
Average square feet	3,833	12,533	15,731	5,429	5,000
Average new base rent psf	$13.13	$16.66	$17.24	$14.66	$10.06

Terminated leases (d)

Number of leases	17	21	13	18	19
Aggregate square feet	175,000	150,000	198,000	49,000	90,000
Average square feet	10,294	7,143	15,231	2,722	4,737
Average old base rent psf	$11.42	$11.44	$4.02	$14.59	$12.12

Occupancy statistics

Stabilized properties:
Wholly-owned	94%	94%	94%	95%	95%
Consolidated joint ventures	97%	97%	97%	97%	96%
Real estate to be transferred to Joint Venture	98%	96%	n/a	n/a	n/a
Managed unconsolidated joint ventures	93%	90%	n/a	n/a	n/a

Total stabilized properties	95%	95%	95%	95%	95%

Redevelopment and retenanting properties	72%	74%	76%	67%	65%

Total operating portfolio (e)	90%	91%	92%	92%	92%

(a)	New leases do not necessarily replace specific terminated leases within any quarterly period and, accordingly, the amounts shown may relate to properties with substantially lower rents.

(b)	With the high occupancy levels for the Company’s portfolio on an overall basis, leasing activity for the indicated square footage amounts represents a small percentage of the total portfolio.

(c)	Renewal leases for the December 31, 2009 quarter include the 85,000 sq. ft. Burlington Coat Factory lease renewed in connection with the redevelopment of the center. Excluding this lease, there were 40 renewed leases, with an aggregate of 254,000 sq. ft. (an average 8,500 sq. ft.), and an average increase of approximately 4.8%.

(d)	Terminated leases for the September 30, 2009 quarter include the 144,000 sq. ft. Value City lease purchased by the Company. Excluding this lease, there were 12 terminated leases, with an aggregate of 54,000 sq. ft. (an average 4,500 sq. ft.), and an average old base rent psf $7.15.

(e)	Excludes ground-up development properties.

(f)	Incudes results of unconsolidated managed joint venture properties.

CEDAR SHOPPING CENTERS, INC.
Tenant And State Concentration
As of March 31, 2010

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant Concentrations (e)	stores	GLA	% of GLA	base rent	per sq ft	base rents
Top ten tenants (a):
Giant Foods (b)	23	1,447,000	11.0%	$22,655,000	$15.66	16.7%
Farm Fresh (b)	6	364,000	2.8%	3,880,000	10.66	2.9%
Stop & Shop (b)	5	325,000	2.5%	3,504,000	10.78	2.6%
LA Fitness	5	210,000	1.6%	3,283,000	15.63	2.4%
Discount Drug Mart	14	346,000	2.6%	3,280,000	9.48	2.4%
Shaw’s (b)	4	241,000	1.8%	2,716,000	11.27	2.0%
CVS	10	113,000	0.9%	2,335,000	20.66	1.7%
Staples	7	145,000	1.1%	2,137,000	14.74	1.6%
Food Lion (b)	7	243,000	1.9%	1,921,000	7.91	1.4%
Shop Rite	2	118,000	0.9%	1,663,000	14.09	1.2%

Sub-total top ten tenants	83	3,552,000	27.1%	47,374,000	13.34	35.0%

Remaining tenants	1,186	8,159,000	62.1%	88,014,000	10.79	65.0%

Sub-total all tenants (c)	1,269	11,711,000	89.2%	135,388,000	$11.56	100.0%

Vacant space (d)	n/a	1,417,000	10.8%	n/a	n/a	n/a

Total (including vacant space)	1,269	13,128,000	100.0%	$135,388,000	$10.31	n/a

(a)	Based on annualized base rent.

(b)	Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, (2) Farm Fresh Shaw’s, Shop’n Save (GLA of 53,000; annualized base rent of $495,000), Shoppers Food Warehouse (GLA of 120,000; annualized base rent of $1,206,000) and Acme (GLA of 172,000; annualized base rent of $756,000) and (3) Food Lion and Hannaford (GLA of 43,000; annualized base rent of $405,000).

(c)	Includes tenants at ground-up development properties.

(d)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(e)	Incudes unconsolidated managed joint venture properties.

	Three months ended
Total Revenues By State (a)	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
State	2010	2009	2009	2009	2009
Pennsylvania	$22,592,000	$23,098,000	$20,689,000	$19,944,000	$20,881,000
Massachusetts	4,867,000	6,106,000	5,668,000	5,748,000	6,403,000
Connecticut	4,615,000	4,995,000	5,852,000	5,046,000	4,934,000
Ohio	2,156,000	2,460,000	2,354,000	2,543,000	2,578,000
Maryland	2,855,000	2,554,000	3,075,000	3,047,000	2,834,000
New Jersey	2,706,000	2,664,000	2,798,000	2,988,000	3,255,000
Virginia	3,315,000	3,245,000	2,797,000	2,731,000	2,996,000
New York	1,412,000	1,247,000	1,408,000	1,428,000	1,519,000
Michigan	412,000	403,000	449,000	431,000	463,000

	$44,930,000	$46,772,000	$45,090,000	$43,906,000	$45,863,000

(a)	Excludes results of unconsolidated joint venture properties subsquent to transfer to joint venture.

CEDAR SHOPPING CENTERS, INC.
Lease Expirations (d)
As of March 31, 2010

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents

Month-To-Month	75	201,000	1.7%	$2,161,000	$10.75	1.6%
2010	112	363,000	3.1%	4,419,000	12.17	3.3%
2011	197	1,088,000	9.3%	12,098,000	11.12	8.9%
2012	175	880,000	7.5%	9,931,000	11.29	7.3%
2013	147	743,000	6.3%	9,102,000	12.25	6.7%
2014	152	1,370,000	11.7%	13,239,000	9.66	9.8%
2015	122	1,231,000	10.5%	12,246,000	9.95	9.0%
2016	47	610,000	5.2%	5,838,000	9.57	4.3%
2017	39	493,000	4.2%	6,320,000	12.82	4.7%
2018	43	800,000	6.8%	9,180,000	11.48	6.8%
2019	40	585,000	5.0%	6,680,000	11.42	4.9%
2020	37	967,000	8.3%	8,588,000	8.88	6.3%
Thereafter	86	2,380,000	20.3%	35,586,000	14.95	26.3%

All tenants (a)	1,269	11,711,000	100.0%	135,388,000	11.56	100.0%

Vacant space (b)	n/a	1,417,000	n/a	n/a	n/a	n/a

Total portfolio (c)	1,269	13,128,000	n/a	$135,388,000	$10.31	n/a

(a)	Includes tenants at ground-up development properties.

(b)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(c)	At March 31, 2010, the Company had a portfolio of 119 operating properties totaling approximately 13.1 million sq. ft. of GLA, including 94 wholly-owned properties comprising approximately 9.5 million square feet, 13 properties owned in joint venture comprising approximately 1.7 million sq. ft., five properties partially-owned in a managed unconsolidated joint venture comprising approximately 0.8 million sq. ft., three properties to be transferred to a managed unconsolidated joint venture comprising approximately 0.5 million sq. ft., and four ground-up developments comprising approximately 0.6 million sq. ft.; the portfolio excluding the ground-up developments was approximately 90% leased as of March 31, 2010.

(d)	Includes unconsolidated managed joint venture properties.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of March 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	("GLA")	renovated	Name	Sq. ft.	expiration
Wholly-Owned Stabilized Properties: (a)
Academy Plaza	PA	2001	100%	152,727	1965/1998	Acme Markets	50,918	9/30/2018
Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	5/4/2019
Camp Hill	PA	2002	100%	472,458	1958/2005	Boscov's	167,597	9/30/2020
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2011
						Staples	20,000	6/30/2015
Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016
Carmans Plaza	NY	2007	100%	194,481	1954/2007	Pathmark	52,211	3/31/2017
						Best Fitness	27,598	5/31/2018
						AJ Wright	25,806	4/30/2013
Carll’s Corner	NJ	2007	100%	129,582	1960's-1999/	Acme Markets	55,000	9/30/2016
					2004
Circle Plaza	PA	2007	100%	92,171	1979/1991	K-Mart	92,171	11/30/2014
Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	Discount Drug Mart	24,592	3/31/2019
Coliseum Marketplace	VA	2005	100%	98,359	1987/2005	Farm Fresh	57,662	1/31/2021
CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017
CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020
CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019
CVS at Kinderhook	NY	2007	100%	13,225	2007	CVS	13,225	1/31/2033
CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017
East Chestnut	PA	2005	100%	21,180	1996
Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2011
Fairfield Plaza	CT	2005	100%	72,279	2001/2005	TJ Maxx	25,257	8/31/2013
						Staples	20,388	10/31/2019
Fairview Plaza	PA	2003	100%	69,579	1992	Giant Foods	59,237	2/28/2017
FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	FirstMerit Bank	3,200	12/31/2011
FirstMerit Bank at Cuyahoga Falls	OH	2006	100%	18,300	1973/2003	FirstMerit Bank	18,300	12/31/2015
Gahanna Discount Drug Mart Plaza	OH	2006	100%	48,992	2003	Discount Drug Mart	24,592	3/31/2020
General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014
Gold Star Plaza	PA	2006	100%	71,720	1988	Redner's	47,329	3/16/2019
Golden Triangle	PA	2003	100%	202,943	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	1/31/2011
						Staples	24,060	5/31/2012
Groton Shopping Center	CT	2007	100%	117,986	1969	TJ Maxx	30,000	5/31/2011

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	("GLA")	renovated	Name	Sq. ft.	expiration
Halifax Plaza	PA	2003	100%	51,510	1994	Giant Foods	32,000	10/31/2019
Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner's	56,780	6/30/2025
Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015
Hilliard Discount Drug Mart Plaza	OH	2007	100%	40,988	2003	Discount Drug Mart	24,592	3/31/2020
Hills & Dales Discount Drug Mart Plaza	OH	2007	100%	33,553	1992-2007	Discount Drug Mart	23,608	3/31/2023
Jordan Lane	CT	2005	100%	181,730	1969/1991	Stop & Shop	60,632	9/30/2015
						AJ Wright	39,280	3/31/2015
Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014
Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2014
Kings Plaza	MA	2007	100%	168,243	1970/1994	Work Out World	42,997	12/31/2014
						AJ Wright	28,504	9/30/2013
						Ocean State Job Lot	20,300	5/31/2014
Kingston Plaza	NY	2006	100%	18,337	2006
LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018
Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023
Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	Discount Drug Mart	24,596	3/31/2019
Long Reach Village	MD	2006	100%	104,932	1973/1998	Safeway	53,684	7/31/2018
Martin’s at Glen Allen	VA	2005	100%	43,000	2000	Giant Foods	43,000	2/15/2015
Mason Discount Drug Mart Plaza	OH	2008	100%	52,896	2005/2007	Discount Drug Mart	24,596	3/31/2021
McCormick Place	OH	2005	100%	46,000	1995	Sam Levin Furniture	46,000	11/30/2011
Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024
Metro Square	MD	2008	100%	71,896	1999	Shoppers Food Warehouse	58,200	1/31/2030
Newport Plaza	PA	2003	100%	66,789	1996	Giant Foods	43,400	5/31/2021
Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019
Oakland Commons	CT	2007	100%	89,850	1962/1995	Shaw's	54,661	2/29/2016
						Bristol Ten Pin	35,189	4/30/2043
Oakland Mills	MD	2005	100%	58,224	1960's/2004	Food Lion	43,470	11/30/2018
Palmyra Shopping Center	PA	2005	100%	112,108	1960/1995	Weis Markets	46,181	3/31/2015
Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	Discount Drug Mart	25,852	3/31/2018
Pine Grove Plaza	NJ	2003	100%	79,306	2001/2002	Peebles	24,963	1/31/2022

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	("GLA")	renovated	Name	Sq. ft.	expiration
Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	Discount Drug Mart	25,855	3/31/2017
Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2013
						Pep Boys	20,615	2/28/2014
Price Chopper Plaza	MA	2007	100%	101,824	1960's-2004	Price Chopper	58,545	11/30/2015
Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020
River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Avalon Carpet	25,000	1/31/2012
						Pep Boys	22,000	9/30/2014
Smithfield Plaza	VA	2005-2008	100%	134,664	1987/1996	Farm Fresh	45,544	1/31/2014
						Maxway	21,600	9/30/2010
						Peebles	21,600	1/31/2015
South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally's Total Fitness	31,000	5/31/2017
						Modell's	20,000	1/31/2018
St. James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020
Stadium Plaza	MI	2005	100%	77,688	1960's/2003	A&P	54,650	8/31/2022
Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014
Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016
The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop ’n Save	52,654	10/7/2015
The Point	PA	2000	100%	250,697	1972/2001	Burlington Coat Factory	76,665	1/31/2011
						Giant Foods	58,585	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2013
The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2015
						Office Max	22,645	10/22/2012
						Dunham Sports	21,300	1/31/2016
Timpany Plaza	MA	2007	100%	183,775	1970's-1989	Stop & Shop	59,947	12/31/2014
						Big Lots	28,027	1/31/2011
						Gardner Theater	27,576	5/31/2014
Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl's	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	30,594	11/30/2013
						Trexlertown Fitness Club	28,870	2/28/2015
Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	("GLA")	renovated	Name	Sq. ft.	expiration
Valley Plaza	MD	2003	100%	190,939	1975/1994	K-Mart	95,810	9/30/2014
						Ollie's Bargain Outlet	41,888	3/31/2011
						Tractor Supply	32,095	5/31/2015
Virginia Center Commons	VA	2005	100%	9,763	2002
Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014
Wal-Mart Center	CT	2003	100%	155,842	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2011
Washington Center Shoppes	NJ	2001	100%	157,290	1979/1995	Acme Markets	66,046	12/2/2020
						Planet Fitness	20,742	3/31/2024
West Bridgewater Plaza	MA	2007	100%	133,039	1970/2007	Shaw's	57,315	2/28/2027
						Big Lots	25,000	1/31/2014
Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	BG Storage	31,295	1/31/2016
						Discount Drug Mart	24,480	3/31/2021
Yorktowne Plaza	MD	2007	100%	158,982	1970/2000	Food Lion	37,692	12/31/2020

Total Wholly-Owned Stabilized Properties				7,410,189

Properties Owned in Joint Venture:
Homburg Joint Venture:
Aston Center	PA	2007	20%	55,000	2005	Giant Foods	55,000	11/30/2025
Ayr Town Center	PA	2007	20%	55,600	2005	Giant Foods	50,000	5/31/2025
Fieldstone Marketplace	MA	2005	20%	193,970	1988/2003	Shaw's	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023
Meadows Marketplace	PA	2004	20%	91,538	2005	Giant Foods	65,507	11/30/2025
Parkway Plaza	PA	2007	20%	106,628	1998-2002	Giant Foods	66,935	12/31/2018
Pennsboro Commons	PA	2005	20%	107,384	1999	Giant Foods	68,624	8/10/2019
Scott Town Center	PA	2007	20%	67,933	2004	Giant Foods	54,333	7/31/2023
Spring Meadow Shopping Center	PA	2007	20%	67,950	2004	Giant Foods	65,000	10/31/2024
Stonehedge Square	PA	2006	20%	88,677	1990/2006	Nell's Market	51,687	5/31/2026

				834,680

PCP Joint Venture:
New London Mall	CT	2009	40%	257,814	1967/1997 -	Shoprite	64,017	2/29/2020
					2000	Marshalls	30,354	1/31/2014
						Homegoods	25,432	9/30/2010
						Petsmart	23,500	1/31/2015
						AC Moore	20,932	3/31/2015
San Souci Plaza	MD	2009	40%	264,134	1985 - 1997/	Shoppers Food Warehouse	61,466	5/31/2020
					2007	Marshalls	27,000	9/30/2017

				521,948
Joint Ventures (other):
CVS at Naugatuck	CT	2008	50%	13,225	2008	CVS	13,225	1/31/2034

Total Consolidated Joint Ventures				1,369,853

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	("GLA")	renovated	Name	Sq. ft.	expiration
Real estate to be contributed to a Joint Venture:
Loyal Plaza	PA	2002	100%	293,825	1969/2000	K-Mart	102,558	8/31/2011
						Giant Foods	66,935	10/31/2019
						Staples	20,555	11/30/2014
Shaw’s Plaza	MA	2006	100%	176,609	1968/1998	Shaw's	60,748	2/28/2023
						Marshall's	25,752	1/31/2013
Stop & Shop Plaza	CT	2008	100%	54,510	2006	Stop & Shop	54,510	11/30/2026

Total Real estate to be contributed to a Joint Venture:				524,944

Managed Unconsolidated Joint Venture:
Columbus Crossing	PA	2003	20%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	1/31/2014
						AC Moore	22,000	9/30/2011
Franklin Village Plaza	MA	2004	20%	304,285	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2014
Blue Mountain Commons	PA	2008	20%	121,146	2009	Giant Foods	97,707	10/31/2026
Sunset Crossing	PA	2003	20%	74,142	2002	Giant Foods	54,332	6/30/2022
Town Square Plaza	PA	2010	20%	127,636	2009	Giant Foods	73,327	9/30/2028
						A.C. Moore	21,600	11/15/2018

Total Managed Unconsolidated Joint Venture:				769,375

Total Stabilized Portfiolio				10,074,361

Redevelopment Properties: (a)
Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012
Lake Raystown Plaza	PA	2004	100%	145,727	1995	Giant Foods	61,435	10/31/2026
Shore Mall	NJ	2006	100%	459,098	1960/1980	Boscov's	172,200	9/19/2018
						Burlington Coat Factory	85,000	11/30/2014
						K&G	25,000	2/28/2017
The Shops at Suffolk Downs	MA	2005	100%	121,829	2005	Stop & Shop	74,977	9/30/2025
Townfair Center	PA	2004	100%	138,041	2002	Lowe's Home Centers	95,173	12/31/2015
Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner's	47,900	10/31/2015
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2012

Total Redevelopment Properties				1,207,076

Retenanting Properties: (a)
Columbia Mall	PA	2005	75%	348,574	1988	Sears	64,264	10/24/2013
						Bon-Ton	45,000	10/31/2013
Centerville Discount Drug Mart Plaza	OH	2005	100%	49,494	2000	Discount Drug Mart	24,012	3/31/2016
Enon Discount Drug Mart Plaza	OH	2007	100%	42,876	2005-2006	Discount Drug Mart	24,596	3/31/2022
Fairview Commons	PA	2007	100%	59,578	1976/2003
Grove City Discount Drug Mart Plaza	OH	2007	100%	95,568	2005	Discount Drug Mart	24,596	3/31/2020
Huntingdon Plaza	PA	2004	100%	147,355	1972 - 2003	Peebles	22,060	1/31/2018

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of March 31, 2010

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	("GLA")	renovated	Name	Sq. ft.	expiration
Oakhurst Plaza	VA	2006	100%	107,869	1980/2001
Ontario Discount Drug Mart Plaza	OH	2005	100%	38,623	2002	Discount Drug Mart	25,475	3/31/2018
Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	Discount Drug Mart	24,596	3/31/2019
Shoppes at Salem Run	VA	2005	100%	15,100	2005
The Brickyard	CT	2004	100%	274,553	1990	Home Depot	103,003	1/31/2015
						Syms	38,000	3/31/2012

Total Retenanting Properties				1,216,186

Total Non-Stabilized Properties				2,423,262

Total Operating Portfolio				12,497,623

Ground-Up Developments: (a)
Crossroads II	PA	2008	60%	133,618	2009	Giant Foods	76,415	11/30/2029
Heritage Crossing	PA	2008	60%	59,396	2009
Northside Commons	PA	2008	100%	85,300	2009	Redner's Market	48,519	8/31/2029
Upland Square	PA	2007	60%	352,456	2009	Giant Foods	78,900	7/31/2029
						Best Buy	30,000	12/31/2019
						Bed, Bath & Beyond	25,000	1/31/2020
						TJ Maxx	25,000	8/31/2019

Total Ground-Up Developments				630,770

Total Portfolio (b)				13,128,393

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development” or “redevelopment” properties as of March 31, 2010. Ground-up developments have commenced operations, but were not “stabilized properties” for the entire three-months ended March 31, 2010.

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of March 31, 2010

			Financial statement carrying values							Gross
								Real estate to be	Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	transferred to	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	joint venture	("GLA")	occupied	leased sq. ft.
Wholly-Owned Stabilized Properties: (a)
Academy Plaza	PA	100%	$2,406,000	$11,184,000	$13,590,000	$2,404,000	$11,186,000			152,727	82%	$13.13
Annie Land Plaza	VA	100%	809,000	4,027,000	4,836,000	543,000	4,293,000			42,500	92%	9.14
Camp Hill	PA	100%	4,424,000	60,793,000	65,217,000	8,375,000	56,842,000			472,458	98%	12.72
Carbondale Plaza	PA	100%	1,586,000	12,147,000	13,733,000	1,995,000	11,738,000			129,915	86%	6.86
Carll’s Corner	NJ	100%	2,956,000	15,363,000	18,319,000	1,378,000	16,941,000			129,582	94%	8.62
Carman’s Plaza	NY	100%	8,420,000	35,041,000	43,461,000	3,220,000	40,241,000			194,481	91%	15.63
Circle Plaza	PA	100%	561,000	2,921,000	3,482,000	213,000	3,269,000			92,171	100%	2.74
Clyde Discount Drug Mart Plaza	OH	100%	673,000	3,232,000	3,905,000	537,000	3,368,000			34,592	100%	9.69
Coliseum Marketplace	VA	100%	3,586,000	17,164,000	20,750,000	2,842,000	17,908,000			98,359	86%	15.56
CVS at Bradford	PA	100%	291,000	1,482,000	1,773,000	271,000	1,502,000			10,722	100%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	304,000	2,081,000			10,195	100%	18.54
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	262,000	1,920,000			10,125	100%	16.50
CVS at Kinderhook	NY	100%	2,502,000	1,106,000	3,608,000	76,000	3,532,000			13,225	100%	20.70
CVS at Portage Trail	OH	100%	341,000	1,611,000	1,952,000	259,000	1,693,000			10,722	100%	13.00
East Chestnut	PA	100%	800,000	3,702,000	4,502,000	739,000	3,763,000			21,180	100%	13.39
Elmhurst Square	VA	100%	1,371,000	6,229,000	7,600,000	874,000	6,726,000			66,250	94%	8.62
Fairfield Plaza	CT	100%	2,202,000	9,394,000	11,596,000	1,426,000	10,170,000			72,279	93%	14.00
Fairview Plaza	PA	100%	2,129,000	8,716,000	10,845,000	1,590,000	9,255,000			69,579	100%	12.22
FirstMerit Bank at Akron	OH	100%	168,000	736,000	904,000	127,000	777,000			3,200	100%	23.51
FirstMerit Bank at Cuyahoga Falls	OH	100%	264,000	1,312,000	1,576,000	190,000	1,386,000			18,300	100%	6.03
Gahanna Discount Drug Mart Plaza	OH	100%	1,738,000	6,765,000	8,503,000	924,000	7,579,000			48,992	91%	14.75
General Booth Plaza	VA	100%	1,935,000	9,580,000	11,515,000	1,858,000	9,657,000			73,320	95%	12.57
Gold Star Plaza	PA	100%	1,644,000	6,602,000	8,246,000	999,000	7,247,000			71,720	84%	9.08
Golden Triangle	PA	100%	2,320,000	19,239,000	21,559,000	3,738,000	17,821,000			202,943	97%	11.55
Groton Shopping Center	CT	100%	3,073,000	12,375,000	15,448,000	1,461,000	13,987,000			117,986	97%	10.32
Halifax Plaza	PA	100%	1,347,000	6,026,000	7,373,000	1,007,000	6,366,000			51,510	97%	11.75
Hamburg Commons	PA	100%	1,153,000	9,888,000	11,041,000	1,338,000	9,703,000			99,580	93%	6.12
Hannaford Plaza	MA	100%	1,874,000	8,843,000	10,717,000	1,161,000	9,556,000			102,459	98%	7.41
Hilliard Discount Drug Mart Plaza	OH	100%	1,307,000	4,980,000	6,287,000	580,000	5,707,000			40,988	80%	11.53
Hills & Dales Discount Drug Mart Plaza	OH	100%	786,000	3,072,000	3,858,000	331,000	3,527,000			33,553	90%	9.74
Jordan Lane	CT	100%	4,291,000	21,936,000	26,227,000	3,517,000	22,710,000			181,730	98%	10.23
Kempsville Crossing	VA	100%	2,207,000	11,129,000	13,336,000	2,229,000	11,107,000			94,477	96%	11.06
Kenley Village	MD	100%	726,000	3,557,000	4,283,000	973,000	3,310,000			51,894	95%	7.96
Kings Plaza	MA	100%	2,408,000	12,681,000	15,089,000	1,345,000	13,744,000			168,243	99%	6.37
Kingston Plaza	NY	100%	2,891,000	2,344,000	5,235,000	200,000	5,035,000			18,337	100%	26.76
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	892,000	6,746,000			41,000	100%	19.90
Liberty Marketplace	PA	100%	2,695,000	12,863,000	15,558,000	1,835,000	13,723,000			68,200	89%	17.50
Lodi Discount Drug Mart Plaza	OH	100%	704,000	3,461,000	4,165,000	660,000	3,505,000			38,576	88%	8.68
Long Reach Village	MD	100%	1,721,000	8,699,000	10,420,000	1,266,000	9,154,000			104,932	84%	10.46
Martin’s at Glen Allen	VA	100%	6,769,000	683,000	7,452,000	269,000	7,183,000			43,000	100%	9.73
Mason Discount Drug Mart Plaza	OH	100%	1,849,000	7,449,000	9,298,000	740,000	8,558,000			52,896	91%	13.25
McCormick Place	OH	100%	849,000	4,064,000	4,913,000	903,000	4,010,000			46,000	100%	8.50
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	1,554,000	13,314,000			51,500	100%	21.78
Metro Square	MD	100%	3,121,000	12,351,000	15,472,000	621,000	14,851,000			71,896	100%	18.88
Newport Plaza	PA	100%	1,672,000	8,153,000	9,825,000	1,230,000	8,595,000			66,789	100%	10.51
Oak Ridge	VA	100%	960,000	4,281,000	5,241,000	469,000	4,772,000			38,700	100%	10.45
Oakland Commons	CT	100%	2,504,000	15,677,000	18,181,000	1,493,000	16,688,000			89,850	100%	10.71
Oakland Mills	MD	100%	1,611,000	6,321,000	7,932,000	1,204,000	6,728,000			58,224	100%	13.07
Palmyra Shopping Center	PA	100%	1,488,000	6,937,000	8,425,000	1,306,000	7,119,000			112,108	91%	5.75
Pickerington Discount Drug Mart Plaza	OH	100%	1,305,000	5,961,000	7,266,000	1,015,000	6,251,000			47,810	89%	12.14
Pine Grove Plaza	NJ	100%	1,622,000	6,518,000	8,140,000	1,149,000	6,991,000			79,306	100%	10.55
Polaris Discount Drug Mart Plaza	OH	100%	1,242,000	5,846,000	7,088,000	1,176,000	5,912,000			50,283	90%	12.35
Port Richmond Village	PA	100%	2,843,000	12,436,000	15,279,000	2,693,000	12,586,000			154,908	97%	12.58
Price Chopper Plaza	MA	100%	4,106,000	18,442,000	22,548,000	1,460,000	21,088,000			101,824	88%	11.29
Rite Aid at Massillon	OH	100%	442,000	2,020,000	2,462,000	295,000	2,167,000			10,125	100%	18.99
River View Plaza I, II and III	PA	100%	9,718,000	44,231,000	53,949,000	7,888,000	46,061,000			244,225	89%	17.69
Smithfield Plaza	VA	100%	2,919,000	12,980,000	15,899,000	1,480,000	14,419,000			134,664	98%	9.43

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of March 31, 2010

			Financial statement carrying values							Gross
								Real estate to be	Managed	leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	transferred to	unconsolidated	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	joint venture	("GLA")	occupied	leased sq. ft.
South Philadelphia	PA	100%	8,222,000	38,847,000	47,069,000	8,169,000	38,900,000			283,415	82%	13.67
St. James Square	MD	100%	688,000	4,361,000	5,049,000	857,000	4,192,000			39,903	96%	11.35
Stadium Plaza	MI	100%	2,443,000	9,813,000	12,256,000	1,373,000	10,883,000			77,688	100%	15.28
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	1,417,000	7,221,000			67,216	100%	9.40
Swede Square	PA	100%	2,272,000	10,686,000	12,958,000	2,414,000	10,544,000			98,792	96%	14.21
The Commons	PA	100%	3,098,000	15,178,000	18,276,000	3,093,000	15,183,000			175,121	90%	10.06
The Point	PA	100%	2,996,000	23,842,000	26,838,000	5,494,000	21,344,000			250,697	91%	11.46
The Point at Carlisle Plaza	PA	100%	2,233,000	11,401,000	13,634,000	2,315,000	11,319,000			182,859	88%	6.64
Timpany Plaza	MA	100%	3,375,000	19,592,000	22,967,000	1,960,000	21,007,000			183,775	93%	6.38
Trexler Mall	PA	100%	6,932,000	33,530,000	40,462,000	4,590,000	35,872,000			339,363	99%	8.51
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	1,615,000	14,356,000			63,000	100%	17.42
Valley Plaza	MD	100%	1,950,000	8,423,000	10,373,000	1,410,000	8,963,000			190,939	97%	4.58
Virginia Center Commons	VA	100%	992,000	3,863,000	4,855,000	588,000	4,267,000			9,763	100%	34.27
Virginia Little Creek	VA	100%	1,639,000	8,350,000	9,989,000	1,504,000	8,485,000			69,620	100%	11.00
Wal-Mart Center	CT	100%	—	11,857,000	11,857,000	1,959,000	9,898,000			155,842	98%	6.47
Washington Center Shoppes	NJ	100%	1,999,000	11,085,000	13,084,000	2,376,000	10,708,000			157,290	96%	9.16
West Bridgewater Plaza	MA	100%	2,697,000	14,347,000	17,044,000	1,212,000	15,832,000			133,039	91%	9.28
Westlake Discount Drug Mart Plaza	OH	100%	1,004,000	4,011,000	5,015,000	479,000	4,536,000			55,775	100%	7.28
Yorktowne Plaza	MD	100%	5,890,000	25,379,000	31,269,000	2,666,000	28,603,000			158,982	94%	13.52

Total Wholly-Owned Stabilized Properties			174,362,000	830,194,000	1,004,556,000	126,375,000	878,181,000			7,410,189	94%	10.97

Homburg Joint Venture:
Aston Center	PA	20%	4,319,000	17,070,000	21,389,000	1,421,000	19,968,000			55,000	100%	24.70
Ayr Town Center	PA	20%	2,442,000	9,750,000	12,192,000	917,000	11,275,000			55,600	100%	15.83
Fieldstone Marketplace	MA	20%	5,167,000	21,943,000	27,110,000	3,271,000	23,839,000			193,970	100%	11.27
Meadows Marketplace	PA	20%	1,914,000	11,390,000	13,304,000	1,168,000	12,136,000			91,538	96%	15.03
Parkway Plaza	PA	20%	4,647,000	19,435,000	24,082,000	1,949,000	22,133,000			106,628	98%	15.17
Pennsboro Commons	PA	20%	3,608,000	14,297,000	17,905,000	2,255,000	15,650,000			107,384	91%	14.71
Scott Town Center	PA	20%	2,959,000	11,801,000	14,760,000	1,160,000	13,600,000			67,933	100%	17.56
Spring Meadow Shopping Center	PA	20%	4,112,000	16,429,000	20,541,000	1,438,000	19,103,000			67,950	100%	20.95
Stonehedge Square	PA	20%	2,698,000	11,706,000	14,404,000	1,566,000	12,838,000			88,677	94%	11.35

			31,866,000	133,821,000	165,687,000	15,145,000	150,542,000			834,680	97%	15.15

PCP Joint Venture:
New London Mall	CT	40%	11,701,000	29,263,000	40,964,000	1,167,000	39,797,000			257,814	98%	13.56
San Souci Plaza	MD	40%	14,830,000	19,367,000	34,197,000	1,161,000	33,036,000			264,134	93%	10.07

			26,531,000	48,630,000	75,161,000	2,328,000	72,833,000			521,948	95%	11.83

Other:
CVS at Naugatuck	CT	50%	—	2,825,000	2,825,000	100,000	2,725,000			13,225	100%	35.01

Total Consolidated Joint Ventures			58,397,000	185,276,000	243,673,000	17,573,000	226,100,000			1,369,853	97%	14.10

Real estate to be transferred to a Joint Venture:
Loyal Plaza	PA	100%	—	—	—	—	—	28,879,000		293,825	100%	8.14
Shaw’s Plaza	MA	100%	—	—	—	—	—	21,811,000		176,609	94%	11.16
Stop & Shop Plaza	CT	100%	—	—	—	—	—	9,513,000		54,510	100%	15.59

Total Real estate to be transferred to a Joint Venture:			—	—	—	—	—	60,203,000		524,944	98%	9.90

Managed Unconsolidated Joint Venture:
Blue Mountain Commons	PA	20%	—	—	—	—	—	—	$31,326,000	121,146	90%	25.82
Columbus Crossing	PA	20%	—	—	—	—	—	—	24,497,000	142,166	97%	16.01
Franklin Village Plaza	Ma	20%	—	—	—	—	—	—	55,039,000	304,285	90%	19.29
Sunset Crossing	PA	20%	—	—	—	—	—	—	9,591,000	74,142	89%	14.47
Town Square Plaza	PA	20%	—	—	—	—	—	—	18,794,000	127,636	98%	25.82

Total Managed Unconsolidated Joint Venture:			—	—	—	—	—	—	139,247,000	769,375	93%	20.36

Total Stab. Operating and Managed Properties:			232,759,000	1,015,470,000	1,248,229,000	143,948,000	1,104,281,000	60,203,000	139,247,000	10,074,361	95%	12.05

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of March 31, 2010

			Financial statement carrying values							Gross
								Real estate to be	Managed	leasable			Average
		Percent		Buildings and	Total	Accumulated	Net book	transferred to	unconsolidated	area		Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	joint venture	joint venture	("GLA")		occupied	leased sq. ft.

Redevelopment Properties: (a)
Dunmore Shopping Center	PA	100%	565,000	2,245,000	2,810,000	446,000	2,364,000	—	—	101,000		66%	3.61
Lake Raystown Plaza	PA	100%	2,231,000	12,861,000	15,092,000	2,123,000	12,969,000	—	—	145,727		94%	11.79
Shore Mall	NJ	100%	7,179,000	42,133,000	49,312,000	5,263,000	44,049,000	—	—	459,098		93%	8.30
The Shops at Suffolk Downs	MA	100%	7,580,000	19,485,000	27,065,000	1,635,000	25,430,000	—	—	121,829		85%	13.62
Townfair Center	PA	100%	3,022,000	12,485,000	15,507,000	2,384,000	13,123,000	—	—	138,041		87%	6.51
Trexlertown Plaza	PA	100%	5,262,000	26,917,000	32,179,000	2,741,000	29,438,000	—	—	241,381		71%	10.59

			25,839,000	116,126,000	141,965,000	14,592,000	127,373,000	—	—	1,207,076		85%	9.17

Retenanting Properties: (a)
Columbia Mall	PA	75%	2,855,000	16,946,000	19,801,000	2,451,000	17,350,000	—	—	348,574		64%	4.81
Centerville Discount Drug Mart Plaza	OH	100%	1,219,000	5,445,000	6,664,000	865,000	5,799,000	—	—	49,494		63%	10.53
Enon Discount Drug Mart Plaza	OH	100%	1,135,000	4,356,000	5,491,000	564,000	4,927,000	—	—	42,876		79%	10.76
Fairview Commons	PA	100%	858,000	3,573,000	4,431,000	519,000	3,912,000	—	—	59,578		67%	6.52
Grove City Discount Drug Mart Plaza	OH	100%	1,241,000	5,041,000	6,282,000	547,000	5,735,000	—	—	95,568		34%	12.22
Huntingdon Plaza	PA	100%	933,000	5,998,000	6,931,000	764,000	6,167,000	—	—	147,355		53%	6.89
Oakhurst Plaza	PA	100%	4,539,000	18,189,000	22,728,000	2,220,000	20,508,000	—	—	107,869		34%	23.59
Ontario Discount Drug Mart Plaza	OH	100%	809,000	3,670,000	4,479,000	617,000	3,862,000	—	—	38,623		79%	8.32
Shelby Discount Drug Mart Plaza	OH	100%	671,000	3,276,000	3,947,000	636,000	3,311,000	—	—	36,596		78%	9.35
Shoppes at Salem Run	VA	100%	1,076,000	4,265,000	5,341,000	528,000	4,813,000	—	—	15,100		40%	24.96
The Brickyard	CT	100%	6,465,000	29,801,000	36,266,000	6,132,000	30,134,000	—	—	274,553		60%	8.45

			21,801,000	100,560,000	122,361,000	15,843,000	106,518,000	—	—	1,216,186		58%	8.34

Total Non-Stabilized Properties			47,640,000	216,686,000	264,326,000	30,435,000	233,891,000	—	—	2,423,262		72%	8.83

Total Operating Portfolio			280,399,000	1,232,156,000	1,512,555,000	174,383,000	1,338,172,000	60,203,000	139,247,000	12,497,623		90%	$11.56

Ground-Up Developments: (a)
Crossroads II	PA	60%	17,671,000	23,959,000	41,630,000	258,000	41,372,000	—	—	133,618		65%	$20.68
Heritage Crossing	PA	60%	5,066,000	5,772,000	10,838,000	126,000	10,712,000	—	—	59,396		43%	22.38
Northside Commons	PA	100%	3,379,000	9,998,000	13,377,000	105,000	13,272,000	—	—	85,300		73%	9.87
Upland Square	PA	60%	27,454,000	56,543,000	83,997,000	660,000	83,337,000	—	—	352,456		79%	16.14

Total Ground-Up Developments			53,570,000	96,272,000	149,842,000	1,149,000	148,693,000	—	—	630,770

Total Portfolio			333,969,000	1,328,428,000	1,662,397,000	175,532,000	1,486,865,000	60,203,000	139,247,000	13,128,393

Projects Under Development and Land Held For Future Expansion and Development:
Columbia Mall	PA	75%	1,465,000	409,000	1,874,000	—	1,874,000	—	—	46.21	acres
Halifax Commons	PA	100%	872,000	313,000	1,185,000	—	1,185,000	—	—	4.37	acres
Halifax Plaza	PA	100%	1,503,000	1,212,000	2,715,000	—	2,715,000	—	—	12.83	acres
Liberty Marketplace	PA	100%	1,564,000	28,000	1,592,000	—	1,592,000	—	—	15.51	acres
Oregon Pike	PA	100%	2,283,000	65,000	2,348,000	—	2,348,000	—	—	11.20	acres
Pine Grove Plaza	NJ	100%	388,000	72,000	460,000	1,000	459,000	—	—	2.66	acres
Shore Mall	NJ	100%	2,018,000	176,000	2,194,000	—	2,194,000	—	—	50.00	acres
The Brickyard	CT	100%	1,183,000	167,000	1,350,000	—	1,350,000	—	—	1.95	acres
Trexlertown Plaza	PA	100%	8,089,000	2,549,000	10,638,000	—	10,638,000	—	—	37.28	acres
Trindle Spring	NY	100%	1,148,000	263,000	1,411,000	—	1,411,000	—	—	2.10	acres
Wyoming	MI	100%	360,000	—	360,000	—	360,000	—	—	12.32	acres
Various projects in progress	N/A	100%	—	176,000	176,000	—	176,000	—	—	—	acres

Total Projects Under Development and Land Held For Future Expansion and Development:			20,873,000	5,430,000	26,303,000	1,000	26,302,000	—	—	196.41	acres

Total Carrying Value			$354,842,000	$1,333,858,000	$1,688,700,000	$175,533,000	$1,513,167,000	$60,203,000	$139,247,000

Real estate held for sale — land parcel								$1,850,000

Notes:

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development” or “redevelopment” properties as of March 31, 2010. Ground-up developments have commenced operations, but were not “stabilized properties” for the entire three-months ended March 31, 2010.

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of March 31, 2010

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Mar 31,	Dec 31,	Int.	Mar 31,	Dec 31,
Property	Owned	Date	rate	2010	2009	rate	2010	2009
Fixed-rate mortgages:
Academy Plaza	100%	Mar 2013	7.3%	$9,308,000	$9,365,000	7.3%	$9,308,000	$9,365,000
Camp Hill Shopping Center	100%	Jan 2017	5.5%	65,000,000	65,000,000	5.5%	65,000,000	65,000,000
Carll’s Corner	100%	Nov 2012	5.6%	5,877,000	5,908,000	5.6%	5,877,000	5,908,000
Carman’s Plaza	100%	Oct 2016	6.3%	33,350,000	33,345,000	6.2%	33,500,000	33,500,000
Centerville Discount Drug Mart	100%	May 2015	5.2%	2,782,000	2,795,000	5.2%	2,782,000	2,795,000
Clyde Discount Drug Mart	100%	May 2015	5.2%	1,930,000	1,939,000	5.2%	1,930,000	1,939,000
Coliseum Marketplace	100%	Jul 2014	5.2%	12,163,000	12,228,000	6.1%	11,762,000	11,803,000
Crossroads II	60%	Jan 2010	7.1%	—	900,000	7.1%	—	900,000
Crossroads II	60%	Jan 2010	8.5%	—	425,000	8.5%	—	425,000
CVS at Bradford	100%	Mar 2017	5.2%	753,000	775,000	7.1%	710,000	729,000
CVS at Celina	100%	Jan 2020	5.2%	1,402,000	1,429,000	7.5%	1,274,000	1,295,000
CVS at Erie	100%	Nov 2018	5.2%	1,089,000	1,114,000	7.1%	1,015,000	1,036,000
CVS at Kinderhook	100%	Jul 2019	5.3%	2,467,000	2,480,000	5.3%	2,467,000	2,480,000
CVS at Portage Trail	100%	Aug 2017	5.0%	820,000	843,000	7.8%	752,000	771,000
East Chestnut	100%	Apr 2018	7.4%	1,961,000	1,988,000	5.2%	1,759,000	1,778,000
Elmhurst Square Shopping Center	100%	Dec 2014	5.4%	4,026,000	4,045,000	5.4%	4,026,000	4,045,000
Fairfield Plaza	100%	July 2015	5.0%	5,081,000	5,106,000	5.0%	5,081,000	5,106,000
Fairview Plaza	100%	Feb 2013	5.7%	5,451,000	5,479,000	5.7%	5,451,000	5,479,000
Gahanna Discount Drug Mart	100%	Nov 2016	5.8%	4,979,000	4,998,000	5.8%	4,979,000	4,998,000
General Booth Plaza	100%	Aug 2013	5.2%	5,375,000	5,409,000	6.1%	5,233,000	5,257,000
Gold Star Plaza	100%	May 2019	6.0%	2,369,000	2,417,000	7.3%	2,257,000	2,300,000
Golden Triangle	100%	Feb 2018	6.0%	20,926,000	20,999,000	6.0%	20,926,000	20,999,000
Groton Shopping Center	100%	Oct 2015	6.2%	11,595,000	11,622,000	5.3%	11,969,000	12,013,000
Halifax Plaza	100%	Feb 2010 (a)	6.8%	3,301,000	3,324,000	6.8%	3,301,000	3,324,000
Hamburg Commons	100%	Oct 2016	6.1%	5,160,000	5,180,000	6.1%	5,160,000	5,180,000
Jordan Lane	100%	Dec 2015	5.5%	13,024,000	13,080,000	5.5%	13,024,000	13,080,000
Kempsville Crossing	100%	Aug 2013	5.2%	6,082,000	6,122,000	6.1%	5,922,000	5,950,000
King’s Plaza	100%	Jul 2014	6.0%	7,777,000	7,811,000	6.0%	7,777,000	7,811,000
Kingston Plaza	100%	Jul 2019	5.3%	3,178,000	3,194,000	5.3%	3,178,000	3,194,000
Kingston Plaza	100%	Jul 2019	5.3%	530,000	533,000	5.3%	530,000	533,000
LA Fitness Facility	100%	Jan 2013	5.4%	5,760,000	5,790,000	5.4%	5,760,000	5,790,000
Liberty Marketplace	100%	Jul 2014	5.2%	9,307,000	9,373,000	6.1%	9,004,000	9,052,000
Lodi Discount Drug Mart	100%	May 2015	5.2%	2,352,000	2,363,000	5.2%	2,352,000	2,363,000
Long Reach Village	100%	Jun 2011	5.7%	4,668,000	4,690,000	5.7%	4,668,000	4,690,000
McCormick Place	100%	Aug 2017	6.1%	2,612,000	2,621,000	6.1%	2,612,000	2,621,000
Mechanicsburg Giant	100%	Nov 2014	5.2%	9,595,000	9,667,000	5.5%	9,468,000	9,533,000
Metro Square	100%	Nov 2029	7.5%	9,114,000	9,162,000	7.5%	9,114,000	9,162,000
Newport Plaza	100%	Feb 2010	6.8%	—	4,338,000	6.8%	—	4,338,000
Newport Plaza	100%	Jan 2015	6.0%	5,666,000	—	6.0%	5,666,000	—
Oak Ridge Shopping Center	100%	May 2015	5.5%	3,445,000	3,459,000	5.5%	3,445,000	3,459,000
Oakland Mills	100%	Jan 2016	5.5%	4,897,000	4,918,000	5.5%	4,897,000	4,918,000
Ontario Discount Drug Mart	100%	May 2015	5.2%	2,171,000	2,181,000	5.2%	2,171,000	2,181,000
Pickerington Discount Drug Mart	100%	Jul 2015	5.0%	4,130,000	4,150,000	5.0%	4,130,000	4,150,000
Pine Grove Plaza	100%	Sep 2015	5.0%	5,769,000	5,797,000	5.0%	5,769,000	5,797,000
Polaris Discount Drug Mart	100%	May 2015	5.2%	4,430,000	4,451,000	5.2%	4,430,000	4,451,000
Port Richmond Village	100%	Aug 2013	6.5%	14,621,000	14,683,000	6.5%	14,621,000	14,683,000
Rite Aid at Massillon	100%	Jan 2020	5.0%	1,411,000	1,437,000	7.7%	1,263,000	1,283,000
Shelby Discount Drug Mart Plaza	100%	May 2015	5.2%	2,171,000	2,181,000	5.2%	2,171,000	2,181,000
Shore Mall	100%	Jan 2009	8.0%	235,000	243,000	8.0%	151,000	157,000
Smithfield Plaza	100%	Aug 2013	5.2%	3,446,000	3,467,000	6.1%	3,355,000	3,368,000
Smithfield Plaza	100%	May 2016	6.6%	6,921,000	6,938,000	6.2%	7,035,000	7,057,000
Suffolk Plaza	100%	Aug 2013	5.2%	4,585,000	4,617,000	6.1%	4,464,000	4,488,000
The Point	100%	Sep 2013	7.6%	17,179,000	17,298,000	7.6%	17,179,000	17,298,000
Timpany Plaza	100%	Jan 2014	5.6%	8,329,000	8,377,000	6.1%	8,174,000	8,211,000
Trexler Mall	100%	May 2014	5.4%	21,416,000	21,526,000	5.5%	21,292,000	21,395,000
Virginia Little Creek	100%	Aug 2013	5.2%	4,872,000	4,904,000	6.1%	4,744,000	4,766,000
Virginia Little Creek	100%	Sep 2021	5.2%	437,000	444,000	8.0%	382,000	387,000
Wal-Mart Center	100%	Nov 2014	5.1%	5,768,000	5,795,000	5.1%	5,768,000	5,795,000
Washington Center Shoppes	100%	Dec 2012	5.9%	8,545,000	8,575,000	5.9%	8,545,000	8,575,000
West Bridgewater	100%	Sep 2016	6.5%	10,856,000	10,885,000	6.2%	10,938,000	10,970,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of March 31, 2010

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Mar 31,	Dec 31,	Int.	Mar 31,	Dec 31,
Property	Owned	Date	rate	2010	2009	rate	2010	2009

Westlake Discount Drug Mart Plaza	100%	Dec 2016	5.6%	3,202,000	3,215,000	5.6%	3,202,000	3,215,000
Yorktowne Plaza	100%	Jul 2014	6.1%	20,328,000	20,418,000	6.0%	20,352,000	20,441,000
Various land parcels	100%	Jul 2010	5.5%	—	3,000,000	5.5%	—	3,000,000

				445,994,000	450,816,000		444,072,000	448,768,000

Homburg Joint Venture:
Aston Center	20%	Nov 2015	5.5%	12,740,000	12,802,000	5.9%	12,505,000	12,556,000
Ayr Town Center	20%	Jun 2015	5.5%	7,191,000	7,225,000	5.6%	7,147,000	7,178,000
Fieldstone Marketplace	20%	Jul 2014	5.4%	18,553,000	18,647,000	6.0%	18,142,000	18,210,000
Meadows Marketplace	20%	Nov 2016	5.6%	10,292,000	10,333,000	5.6%	10,292,000	10,333,000
Parkway Plaza	20%	May 2017	5.5%	14,300,000	14,300,000	5.5%	14,300,000	14,300,000
Pennsboro Commons	20%	Mar 2016	5.5%	10,903,000	10,949,000	5.5%	10,903,000	10,949,000
Scott Town Center	20%	Aug 2015	5.5%	8,635,000	8,669,000	4.9%	8,822,000	8,865,000
Spring Meadow Shoppping Center	20%	Nov 2014	5.5%	12,633,000	12,698,000	5.9%	12,438,000	12,493,000
Stonehedge Square	20%	Jul 2017	6.2%	8,700,000	8,700,000	6.2%	8,700,000	8,700,000

				103,947,000	104,323,000		103,249,000	103,584,000

PCP Joint Venture:
New London Mall	40%	Apr 2015	6.1%	26,028,000	26,009,000	4.9%	27,365,000	27,365,000
San Souci Plaza	40%	Dec 2016	6.2%	27,200,000	27,200,000	6.2%	27,200,000	27,200,000

				53,228,000	53,209,000		54,565,000	54,565,000
Other:
CVS at Naugatuck	50%	Nov 2019	5.3%	2,441,000	2,450,000	5.3%	2,441,000	2,450,000

Total Consolidated Joint Ventures				159,616,000	159,982,000		160,255,000	160,599,000

Total fixed-rate mortgages		5.6 years	5.8%	605,610,000	610,798,000		604,327,000	609,367,000

		[weighted average]
Variable-rate mortgages:
Shore Mall	100%	Sep 2011	5.9%	21,000,000	21,000,000
Upland Square	60%	Sep 2011	2.5%	62,270,000	61,181,000

Total variable-rate mortgages		1.5 years	3.3%	83,270,000	82,181,000

		[weighted average]
Total mortgages		5.3 years	5.5%	688,880,000	692,979,000

		[weighted average]
Secured revolving credit facilties:
Stabilized property facility	100%	Jan 2012	5.5%	116,335,000	187,985,000
Development property facility (a)	100%	Jun 2011	2.5%	90,756,000	69,700,000

		1.9 years	4.2%	207,091,000	257,685,000

		[weighted average]
Total debt		4.3 years	5.2%	$895,971,000	$950,664,000

		[weighted average]
Pro rata share of total debt				$779,656,000	$834,083,000

Mortgage loans payable — discontinued operations:

Carrollton Discount Drug Mart Plaza	100%	Dec 2016	5.6%	$—	$2,343,000
Pondside Plaza	100%	May 2015	5.6%	—	1,157,000
Powell Discount Drug Mart	100%	May 2015	5.2%	—	4,265,000

Mortgage loans payable — discontinued operations				—	7,765,000

Mortgage loans payable — real estate to be transferred to a joint venture
Loyal Plaza	100%	Jun 2011	7.2%	12,557,000	12,615,000
Shaw’s Plaza	100%	Mar 2014	6.0%	14,033,000	14,023,000
Stop & Shop Plaza	100%	Apr 2017	6.2%	7,000,000	7,000,000

Mortgage loans payable — real estate held to be transferred to a joint venture				33,590,000	33,638,000

Total Mortgages loans payable — real estate held for sale:		3.2 years	6.5%	$33,590,000	$41,403,000

		[weighted average]
Mortgage loans payable — unconsolidated joint venture — managed properties
Columbus Crossing	20%	Jun 2014	6.8%	$16,809,000	$16,880,000
Franklin Village	20%	Jan 2011	4.8%	43,500,000	43,500,000

Total mortgages loans payable — uncon. joint ven. — managed properties				$60,309,000	$60,380,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of March 31, 2010

Maturity				Secured
schedule	Scheduled	Balloon		revolving
by year	amortization	Payments		credit facilities(b)	Total
2010	$6,353,000	$3,301,000	(a)	$—	$9,654,000
2011	8,987,000	83,270,000	(c)	90,756,000	183,013,000
2012	10,112,000	29,638,000		116,335,000	156,085,000
2013	9,378,000	54,945,000		—	64,323,000
2014	7,619,000	116,289,000		—	123,908,000
2015	5,633,000	116,062,000		—	121,695,000
2016	4,130,000	111,932,000		—	116,062,000
2017	2,300,000	84,256,000		—	86,556,000
2018	1,565,000	18,972,000		—	20,537,000
2019	1,119,000	6,522,000			7,641,000
Thereafter	6,008,000	489,000		—	6,497,000

	$63,204,000	$625,676,000		$207,091,000	$895,971,000

(a)	Extended and refinanced in April 2010.

(b)	The Company has the option to extend the stabilized property and development property credit facilities, which are due in January 2012 and June 2011, respectively, for one year beyond those respective dates.

(c)	Incudes $62,270,000 of property-specific construction financing due in September 2011 as to which the Company has a one-year extension option.

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Balance Sheet Information

			Mortgage
	Partners’	Real estate,	loans	Other assets/	Equity (a)
	percent	net	payable	liabilities,	Partners	Cedar (b)	Total
Consolidated		As of March 31, 2010
Homburg	80%	$150,542,032	$(103,947,265)	$6,394,163	$52,047,391	$941,539	$52,988,929
PCP (c)	60%	70,766,816	(53,228,308)	183,347	10,382,428	7,339,427	17,721,855
WP Realty (d )	25%	19,224,941	—	(913,381)	3,997,473	14,314,087	18,311,559
Fameco I (e)	40%	83,337,257	(62,269,919)	4,064,329	1,048,000	24,083,667	25,131,667
Fameco II (f)	40%	41,372,049	—	(6,961,172)	—	34,410,878	34,410,878
Hirshland (g)	40%	10,712,274	—	2,176,940	(81,472)	12,970,685	12,889,213
Other	50%	2,725,938	(2,440,539)	1,071,143	310,007	1,046,535	1,356,542

		$378,681,307	$(221,886,031)	$6,015,368	$67,703,827	$95,106,816	$162,810,644

Unconsolidated
RioCan (h)	80%	$139,246,683	$(60,308,603)	10,465,285	$71,380,829	$18,022,536	$89,403,365

Consolidated		As of December 31, 2009
Homburg	80%	$151,553,929	$(104,322,664)	$5,319,807	$51,628,864	$922,208	$52,551,072
PCP (c)	60%	71,227,029	(53,162,425)	(445,482)	10,285,730	7,333,393	17,619,123
WP Realty (d)	25%	19,334,674	—	(881,012)	4,037,521	14,416,141	18,453,662
Fameco I (e)	40%	83,858,133	(61,181,294)	2,782,406	1,048,000	24,411,245	25,459,245
Fameco II (f)	40%	40,387,784	(1,325,000)	(7,872,678)	—	31,190,106	31,190,106
Hirshland (g)	40%	10,611,487	—	2,063,052	(81,472)	12,756,011	12,674,540
Other	50%	2,743,593	(2,450,000)	1,112,585	309,358	1,096,820	1,406,178

		$379,716,630	$(222,441,384)	$2,078,678	$67,228,002	$92,125,923	$159,353,925

Unconsolidated
RioCan (h)	80%	$41,130,809	$—	2,045,016	$34,537,683	$8,638,142	$43,175,825

Consolidated		As of September 30, 2009
Homburg	80%	$152,411,609	$(104,681,906)	$5,453,523	$52,118,924	$1,064,303	$53,183,226
PCP (c)	60%	71,544,934	(53,095,078)	(161,658)	11,076,079	7,212,119	18,288,198
WP Realty (d )	25%	19,447,601	—	(888,743)	4,038,318	14,520,539	18,558,857
Fameco I (e)	40%	82,154,353	(57,511,607)	447,978	1,048,000	24,042,724	25,090,724
Fameco II (f)	40%	35,780,234	(1,186,095)	(11,321,381)	—	23,272,758	23,272,758
Hirshland (g)	40%	10,537,846	—	1,924,335	(81,472)	12,543,653	12,462,182
Other	50%	2,760,016	—	(1,395,288)	335,785	1,028,943	1,364,728

		$374,636,593	$(216,474,686)	$(5,941,234)	$68,535,634	$83,685,038	$152,220,673

Consolidated		As of June 30, 2009
Homburg	80%	$153,437,582	$(105,024,210)	$4,254,870	$51,775,457	$892,784	$52,668,242
PCP (c)	60%	72,142,651	(53,027,731)	(283,546)	11,099,788	7,731,587	18,831,375
WP Realty (d)	25%	19,563,283	—	(1,094,097)	4,075,915	14,393,272	18,469,186
Fameco I (e)	40%	78,494,234	(50,154,288)	(2,813,792)	1,048,000	24,478,154	25,526,154
Fameco II (f)	40%	26,384,387	(1,302,676)	(9,353,149)	—	15,728,562	15,728,562
Hirshland (g)	40%	10,074,353	—	1,653,903	(81,472)	11,809,728	11,728,256
Other	50%	2,777,668	—	(1,420,969)	338,145	1,018,553	1,356,698

		$362,874,158	$(209,508,905)	$(9,056,779)	$68,255,834	$76,052,640	$144,308,473

Consolidated		As of March 31, 2009
Homburg	80%	$154,526,752	$(105,361,866)	$5,195,942	$53,381,170	$979,658	$54,360,828
PCP (c)	60%	$72,740,465	(52,961,116)	56,857	11,134,258	8,701,948	19,836,206
WP Realty (d )	25%	19,676,276	—	(826,909)	4,167,745	14,681,622	18,849,367
Fameco I (e)	40%	67,263,458	(37,180,700)	(4,223,394)	1,048,000	24,811,364	25,859,364
Fameco II (f)	40%	22,773,739	(1,302,676)	(7,663,878)	—	13,807,185	13,807,185
Hirshland (g)	40%	11,298,154	—	(438,919)	(81,472)	10,940,707	10,859,235
Other	50%	2,680,126	—	(1,433,853)	21,897	1,224,376	1,246,273

		$350,958,970	$(196,806,358)	$(9,334,154)	$69,671,598	$75,146,860	$144,818,458

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Income Statement Information

		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Net Operat-	Depreciation/	Non-op		<<< Partners >>>
	percent	Revenues	expenses	mgt. Fees	ing income	amortization	inc/exp (i)	Net income	Regular	Preference	Cedar (b)
Consolidated		Three months ended March 31, 2010
Homburg	80%	$4,192,250	$992,748	$141,739	$3,057,763	$1,066,819	$1,467,787	$523,157	$418,526	$—	$104,631
PCP (c)	60%	2,096,127	557,142	52,829	1,486,156	535,340	790,902	159,914	95,948	—	63,966
WP Realty (d )	25%	479,878	510,162	—	(30,284)	129,911	—	(160,195)	(40,049)	—	(120,147)
Fameco I (e)	40%	1,570,772	368,758	21,030	1,180,984	407,511	276,002	497,471	—	—	497,471
Fameco II (f)	40%	613,119	176,009	—	437,110	142,119	—	294,992	—	—	294,992
Hirshland (g)	40%	196,685	41,370	—	155,316	38,199	—	117,117	—	—	117,117
Other	50%	115,760	51,909	3,266	60,586	17,656	41,633	1,297	648	—	649

		$9,264,592	$2,698,098	$218,864	$6,347,630	$2,337,554	$2,576,323	$1,433,752	$475,073	$—	$958,679

Managed Unconsolidated
RioCan (h)	80%	$3,085,417	$760,246	98,823	$2,226,348	$511,677	$1,123,366	$591,306	$495,189	$—	$96,116

		$3,085,417	$760,246	$98,823	$2,226,348	$511,677	$1,123,366	$591,306	$495,189	$—	$96,116

	80%

Consolidated		Three months ended December 31, 2009
Homburg	80%	$4,022,542	$830,868	$161,243	$3,030,430	$1,027,536	$1,504,178	$498,716	$413,941	$—	$84,775
PCP (c)	60%	2,091,859	564,937	44,724	1,482,198	230,340	856,044	395,815	53,141	—	342,674
WP Realty (d)	25%	553,366	422,152	—	131,215	134,306	—	(3,091)	(797)	—	(2,295)
Fameco I (e)	40%	1,098,404	431,687	16,521	650,197	245,639	207,604	196,953	—	—	196,953
Fameco II (f)	40%	449,311	62,595	—	386,717	117,921	—	268,795	—	—	268,795
Hirshland (g)	40%	189,930	42,963	—	146,968	39,192	—	107,776	—	—	107,776
Other	50%	123,735	62,097	3,266	58,372	17,653	3,573	37,146	18,573	—	18,573

		$8,529,148	$2,417,298	$225,755	$5,886,095	$1,812,587	$2,571,399	$1,502,110	$484,859	$—	$1,017,251

Managed Unconsolidated
RioCan (h)	80%	$282,394	$66,974	7,697	$207,723	$70,773	$27,544	$109,406	$87,525	$—	$21,881

Consolidated		Three months ended September 30, 2009
Homburg	80%	$3,921,964	$735,386	$146,825	$3,039,753	$1,082,349	$1,508,455	$448,948	$343,466	$—	$105,482
PCP (c)	60%	2,042,373	512,483	51,567	1,478,324	661,792	856,048	(39,516)	(23,709)	—	(15,807)
WP Realty (d)	25%	506,200	400,247	—	105,953	141,400	—	(35,447)	(8,847)	—	(26,600)
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—	—	—	—	—
Hirshland (g)	40%	(115,293)	(4,003)	—	(111,290)	(26,373)	—	(84,917)	—	—	(84,917)
Other	50%	115,760	52,245	3,266	60,249	17,651	—	42,598	21,299	—	21,299

		$6,471,004	$1,696,357	$201,658	$4,572,989	$1,876,819	$2,364,503	$331,667	$332,210	$—	$(543)

Consolidated		Three months ended June 30, 2009
Homburg	80%	$3,924,555	$792,631	$113,652	$3,018,271	$1,097,116	$1,496,569	$424,587	$339,669	$—	$84,917
PCP (c)	60%	2,069,183	564,656	50,971	1,453,557	664,157	846,851	(57,451)	(34,470)	—	(22,981)
WP Realty (d)	25%	448,790	366,069	—	82,721	150,016	—	(67,295)	(16,831)	—	(50,464)
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—	—	—	—	—
Hirshland (g)	40%	115,293	4,003	—	111,290	26,373	—	84,917	—	—	84,917
Other	50%	115,760	53,569	3,209	58,982	17,651	—	41,331	20,665	—	20,665

		$6,673,582	$1,780,928	$167,832	$4,724,821	$1,955,314	$2,343,419	$426,088	$309,034	$—	$117,054

Consolidated		Three months ended March 31, 2009
Homburg	80%	$4,040,567	$859,937	$138,851	$3,041,779	$1,090,521	$1,484,923	$466,335	$373,068	$—	$93,267
PCP (c)	60%	1,263,262	243,897	31,367	987,998	442,455	1,788,446	(1,242,903)	(745,742)	—	(497,161)
WP Realty (d)	25%	573,223	453,149	—	120,074	133,039	—	(12,965)	(3,241)	—	(9,724)
Fameco I (e)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—	—	—	—	—
Hirshland (g)	40%	—	—	—	—	—	—	—	—	—	—
Other	50%	115,760	50,370	3,910	61,480	22,640	—	38,840	21,897	—	16,943

		$5,992,812	$1,607,353	$174,128	$4,211,331	$1,688,655	$3,273,369	$(750,693)	$(354,018)	$—	$(396,675)

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
FFO and NOI Allocations

		Share of FFO (a)			Share of NOI (a)
	Partners’	Partners	Cedar (b)	Total	Partners	Cedar (b)	Total
Consolidated	percent	Three months ended March 31, 2010			Three months ended March 31, 2010
Homburg	80%	$1,271,981	$317,995	$1,589,976	$2,446,210	$611,553	$3,057,763
PCP (c)	60%	417,153	278,102	695,254	891,694	594,463	1,486,156
WP Realty (d)	25%	(7,571)	(22,713)	(30,284)	(7,571)	(22,713)	(30,284)
Fameco I (e)	40%	—	670,000	670,000	—	1,180,984	1,180,984
Fameco II (f)	40%	—	437,110	437,110	—	437,110	437,110
Hirshland (g)	40%	—	160,833	160,833	—	155,316	155,316
Other	50%	9,476	9,476	18,953	30,293	30,293	60,586

		$1,691,039	$1,850,803	$3,541,842	$3,360,626	$2,987,004	$6,347,630

Managed Unconsolidated
RioCan (h)	80%	$882,496	$220,624	$1,103,119	$1,781,079	$445,270	$2,226,348

Consolidated		Three months ended December 31, 2009			Three months ended December 31, 2009
Homburg	80%	$1,221,003	$305,249	$1,526,252	$2,424,344	$606,086	$3,030,430
PCP (c)	60%	375,693	250,460	626,153	889,319	592,879	1,482,198
WP Realty (d)	25%	32,804	98,410	131,214	32,804	98,411	131,215
Fameco I (e)	40%	—	143,750	143,750	—	650,197	650,197
Fameco II (f)	40%	—	142,822	142,822	—	386,717	386,717
Hirshland (g)	40%	—	146,968	146,968	—	146,968	146,968
Other	50%	27,399	27,399	54,799	29,186	29,186	58,372

		$1,656,900	$1,115,058	$2,771,958	$3,375,652	$2,510,443	$5,886,095

Managed Unconsolidated
RioCan (h)	80%	$193,722	$41,545	$235,267	$193,722	$41,545	$235,267

Consolidated		Three months ended September 30, 2009			Three months ended September 30, 2009
Homburg	80%	$1,225,038	$306,260	$1,531,298	$2,431,802	$607,951	$3,039,753
PCP (c)	60%	373,365	248,910	622,276	886,994	591,330	1,478,324
WP Realty (d)	25%	26,488	79,465	105,953	26,488	79,465	105,953
Fameco I (e)	40%	—	645,967	645,967	—	645,967	645,967
Fameco II (f)	40%	—	13,875	13,875	—	13,875	13,875
Hirshland (g)	40%	—	114,936	114,936	—	114,936	114,936
Other	50%	36,125	24,125	60,249	30,125	30,125	60,249

		$1,661,016	$1,433,537	$3,094,554	$3,375,410	$2,083,648	$5,459,057

Consolidated		Three months ended June 30, 2009			Three months ended June 30, 2009
Homburg	80%	$1,217,362	$304,341	$1,521,703	$2,414,617	$603,654	$3,018,271
PCP (c)	60%	364,023	242,682	606,706	872,134	581,423	1,453,557
WP Realty (d)	25%	20,680	62,041	82,721	20,680	62,041	82,721
Fameco I (e)	40%	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—
Hirshland (g)	40%	—	—	111,290	—	111,290	111,290
Other	50%	35,491	23,491	58,982	29,491	29,491	58,982

		$1,637,557	$632,555	$2,381,402	$3,336,922	$1,387,899	$4,724,821

Consolidated		Three months ended March 31, 2009			Three months ended March 31, 2009
Homburg	80%	$1,245,485	$311,372	$1,556,857	$2,433,423	$608,356	$3,041,779
PCP (c)	60%	(480,269)	(320,179)	(800,448)	592,799	395,199	987,998
WP Realty (d)	25%	30,019	90,056	120,075	30,019	90,056	120,074
Fameco I (e)	40%	—	—	—	—	—	—
Fameco II (f)	40%	—	—	—	—	—	—
Hirshland (g)	40%	—	—	—	—	—	—
Other	50%	36,342	25,138	61,480	30,740	30,740	61,480

		$831,577	$106,387	$937,964	$3,086,981	$1,124,351	$4,211,331

CEDAR SHOPPING CENTERS, INC.
Joint Venture Properties Managed by Cedar
Notes:

(a)	The Partners’ and Cedar’s respective shares of equity, net income and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of non-proportionate initial investments (per the respective joint venture agreements). Equity also includes net receivable/payable balances on open account between joint ventures and wholly-owned entities.

(b)	Includes limited partners’ share. Cedar’s equity in the Homburg joint venture includes the excess of the jont venture partner’s contribution over the underlying net book value of the properties owned prior to their contribution to the joint venture in December 2007.

(c)	Cedar has a 40% interest in two joint ventures formed for the acquisitions of New London Mall and San Souci Plaza in January and Febnruary 2009, respectively. The loss reflected during the three months ended March 31, 2009 includes the expensing of acquisition transaction costs.

(d)	Cedar has a 75% interest in a consolidated joint venture formed for the redevelopment/retenanting of a shopping center (Columbia Mall) in Bloombsburg, PA.

(e)	Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Upland Square) in Pottsgrove, PA, and is to receive a preferred rate of return on its investment, if earned.

(f)	Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of a shopping center (Crossroads II) in Stroudsburg, PA, and is to receive a preferred rate of return on its investment, if earned.

(g)	Cedar has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of a shopping center (Heritage Crossing) in Limerick, PA and is to receive a preferred rate of return on its investment, if earned.

(h)	Cedar has a 20% interest in an unconsolidated joint venture formed initially for the acquisition of seven properties previously owned by the Company, which the Company continues to manage. The balances at March 31, 2010 and December 31, 2009, respectively, represent the assets and liabilities of the properties transferred prior to those dates (the three other properties are expected to be transferred later in 2010); the revenues, expenses and FFO for these properties represent their results of operations subsequent to the dates of their transfers to the joint venture.

(i)	Non-operating income and expense consists principally of interest expense and amortization of financing costs.